UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09477

Voya Variable Insurance Trust

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2022

Voya Investors Trust			Voya Variable Insurance Trust
■	VY®	BlackRock Inflation Protected Bond Portfolio Classes ADV, I and S	■	VY®	BrandywineGLOBAL — Bond Portfolio

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of each portfolio’s annual and semi-annual shareholder reports, like this annual report, are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from your insurance carrier electronically by contacting them directly.

You may elect to receive all future reports in paper free of charge. If you received this document in the mail, please follow the instructions provided to elect to continue receiving paper copies of your shareholder reports. You can inform us that you wish to continue receiving paper copies by calling 1-866-345-5954. Your election to receive reports in paper will apply to all the funds in which you invest.

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

INVESTMENT MANAGEMENT voyainvestments.com

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The Portfolios’ Forms NPORT-P are available on the SEC’s website at www.sec.gov. Each Portfolio’s complete schedule of portfolio holdings is available at: www.voyainvestments.com and without charge upon request from the Portfolio by calling Shareholder Services toll-free at (800) 992-0180.

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BENCHMARK DESCRIPTIONS

Index	Description
Bloomberg U.S. Aggregate Bond Index (“Bloomberg U.S. Aggregate Bond”)	An index of publicly issued investment grade U.S. government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg U.S. Treasury Inflation Protected Securities Index (“TIPS Index”)	A market index comprised of all U.S. Treasury Inflation Linked Securities.

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Investment Type Allocation as of December 31, 2022 (as a percentage of net assets)
U.S. Treasury Obligations	52.7%
Corporate Bonds/Notes	24.8%
U.S. Government Agency Obligations	10.8%
Commercial Mortgage-Backed Securities	5.6%
Collateralized Mortgage Obligations	1.8%
Asset-Backed Securities	1.6%
Sovereign Bonds	0.7%
Purchased Options	0.4%
Municipal Bonds	0.1%
Assets in Excess of Other Liabilities*	1.5%
Net Assets	100.0%

* Includes short-term investments.

Portfolio holdings are subject to change daily.

VY® BlackRock Inflation Protected Bond Portfolio (the “Portfolio”) seeks to maximize real return, consistent with preservation of real capital and prudent investment management. The Portfolio is managed by Chris Allen, Managing Director and Akiva Dickstein, Managing Director, and David Rogal, Portfolio Managers of BlackRock Financial Management, Inc. — the Sub-Adviser.

Performance: For the year ended December 31, 2022, the Portfolio’s Class I shares provided a total return of -12.74% compared to the Bloomberg U.S. Treasury Inflation Protected Securities Index (“TIPS Index” or “TIPS”) which returned -11.85% for the same period.

Portfolio Specifics: Our structural underweight in US nominal rates was the most notable contributor to performance over the year. We were underweight headline nominal duration in the US, as the rates market recalibrated its pricing after the continued hawkish pivot from the Fed since late 2021. The portfolio’s long in US breakevens at both the 1-year and 5-year points on the curve also positively contributed to performance due to the tailwind of high inflation prints over the year. Finally, the portfolio’s relative value positions between US vs. EU breakevens contributed to performance as breakevens in the US slightly outperformed the EU.

Offsetting some of the positive performance was the portfolio’s outright short in UK breakevens, especially earlier in the year. An acute surge in energy prices in the UK pushed the country’s inflation expectations materially higher over period. 10-year UK breakevens increased ~41 bps just in Q1 2022 and settled materially higher than realized inflation. The portfolio’s tactical positions in EU supra sovereign spread assets negatively contributed to performance as spread levels widened. Also, detracting from performance was the portfolio’s relative value positions between New Zealand vs. US real rates as New Zealand real rates increased more than the US. The Team’s tactical interest rate volatility positions also hurt performance as rates volatility picked up over the year. The small allocation to emerging market debt and European peripheral spreads also negatively contributed to performance.

Top Ten Holdings as of December 31, 2022* (as a percentage of net assets)
United States Treasury Inflation Indexed Bonds, 0.125%, 01/15/32	4.0%
United States Treasury Inflation Indexed Bonds, 0.625%, 07/15/32	3.5%
United States Treasury Inflation Indexed Bonds, 0.125%, 07/15/30	3.1%
United States Treasury Inflation Indexed Bonds, 0.125%, 01/15/31	3.1%
United States Treasury Inflation Indexed Bonds, 0.625%, 01/15/24	3.0%
United States Treasury Inflation Indexed Bonds, 0.750%, 07/15/28	2.7%
United States Treasury Inflation Indexed Bonds, 0.875%, 01/15/29	2.2%
United States Treasury Inflation Indexed Bonds, 3.875%, 04/15/29	1.9%
United States Treasury Inflation Indexed Bonds, 0.125%, 07/15/31	1.9%
United States Treasury Inflation Indexed Bonds, 2.375%, 01/15/27	1.7%

* Excludes short-term investments.

Portfolio holdings are subject to change daily.

Market Overview: In our opinion, the past year was one defined by central banks moving interest rates higher as inflation ran at its highest level in decades. As the Fed and other central banks raised rates, interest rates across the curve moved materially higher, curves inverted, and risks assets performed poorly. The market did, however, price inflation expectations higher over the period given the elevated levels of realized inflation. Following the extensive rate hikes of the Fed, inflationary pressures are thought to have peaked and therefore, likely to ease into 2023. This is also due to healing supply chains. However, we believe the full effects of Fed policy have not been totally apparent due to the lagging effect of economic indicators, which has resulted in increased expectations for a recession. Macroeconomic volatility and uncertainty during the year was only reinforced by major global events contributing to the turbulence in the markets in 2022. Energy prices underwent shocks across the globe and, particularly in Europe, driven by the war in Ukraine leading to soaring prices. To dampen the burden of these high energy costs, the EU energy ministers settled on a gas price cap of €180 per megawatt hour but will likely continue to combat recessionary symptoms in the new year. In addition to the numerous rate hikes from the ECB, it is anticipated that their hawkish rhetoric will continue in order to subdue the omnipresent inflation throughout the euro area. For the UK, the Bank of England followed the ECB and raised rates onset by the UK Gilt crisis seen earlier this fall. Meanwhile, the Bank of Japan shocked markets during their announcement to increase the range of the Japanese 10-year note which may drive global long-term bond yields into the new year as loosening in their yield curve control led to a selloff.

Current Strategy and Outlook: US: The Team views the Federal Reserve (Fed) will only pause its rate hikes in Q2 or H2 of 2023. It will remain focused on crushing inflation and hold rates at a restrictive area to temper the stubbornly strong labor market. However, in our opinion, this makes a recession almost inevitable. The central bank has been toeing the line between a soft landing and a hard landing,

PORTFOLIO MANAGERS’ REPORT	VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO

where the former means we can get through this tightening period without a significant economic contraction. We believe volatility in the rates market is likely to come down as inflation pressures ease further with the healing of the supply chain and normalizing consumer demand. We believe this puts the terminal policy rate in sight, with the market pricing in a potential rate cut in the latter half of 2023. We believe the interest rate carry is attractive in the front end, but rates further out the curve have room to increase as investors demand higher term premiums. Depending on the inflation trajectory, we forecast the Fed to raise rates by either 25 or 50 bps at its February meeting, followed by a 25 bps hike in March. This will bring the Fed Funds Target to ~4.85% by the end of Q1.

On the inflation front, CPI data showed compelling signs of slowing over Q4, with declines across the spectrum. The Team believes inflation has likely peaked and will continue to slow in the coming months. Our current forecasts have MoM core CPI hovering ~0.2 — 0.3% MoM and headline CPI ~0.1 — 0.2% MoM over the next several months. However, we believe shelter inflation, in particular, will remain sticky into 2023.

Within Europe: We view the near-term policy path for the European Central Bank (ECB) is materially impacted by the ongoing energy crisis and persistent inflation. The war-induced energy crisis has put EU countries’ economies in a precarious situation, with a recession that is likely to run deep without significant recovery until 2024. The warmer-than-expected winter has helped ease the energy crunch, but the problem will likely persist in 2023 as major supply pipelines, such as the Nord Stream 1, likely stay permanently shut; stockpiling energy will remain a crucial focus for the Euro area in 2023.

The energy supply crunch has translated to double-digit inflation and has significantly raised stagflation risk. Given geopolitical uncertainties, we think current price momentum is unlikely to fade quickly. Given the recent hawkish ECB rhetoric, we believe the central bank will continue to hike rates to control the high, persistent, and broad-based inflation in the euro area. We expect the ECB Governing Council to increase policy rates by a total of ~100 bps over Q1, lifting the deposit rate to 3% and the Main Refinancing Operations (MRO) rate to 3.5% by March 2023. We forecast headline (core) inflation to average ~5.6% (3.7%) in 2023 before converging to the ECB 2% target by the end of 2024.

Against a similar backdrop, the Bank of England (BoE) has a perilous task of weighing the need for further rate hikes without triggering a material economic downturn. The capping of energy prices has returned some freedom to BoE in terms of growth/inflation policy trade-off. However, the government has pledged not to extend the energy cap beyond April 2023. In light of this, we expect inflation to remain above 8% for most of 2023 before falling towards 2% in mid-2024 as base effects from higher energy costs wane. We believe we will see the BoE hike two more times before potentially pausing, 50 bps at the February meeting and 25 bps at the March meeting, taking the terminal Bank Rate to 4.25%.

Within Japan: The Bank of Japan (BoJ) surprised the market in December when it tweaked its long-standing Yield Curve Control (YCC) policy by adjusting its 10-year yield range up from +/-0.25% to +/-0.50%. This sent a shockwave across the market as the upward adjustment signaled a potential beginning of policy normalization. The change helped the Japanese Yen (JPY) to regain some lost ground after experiencing significant depreciation in 2022. It’s important to note that the BoJ does not face the same surging inflationary macro backdrop as some of its developed market peers. Despite inflation running well above the BoJ’s 2% target at ~3.7% YoY in November, its sustainability is questionable as most of the increase is led by FX and commodity induced price increases. We believe wage growth is the key to the longer-term sustainability of inflation. One focal point in 2023 will be whether the annual spring wage negotiations produce notable wage increases. We estimate that core CPI inflation reached 3.6% YoY in Q4 due to a concentration of markups to food prices with the rise in the cost of raw material imports. We expect core CPI ex. perishables eases to around 1.6% YoY by the end of 2023.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

VY® BLACKROCK INFLATION PROTECTED BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year		5 Year	10 Year
Class ADV	–	13.34%	1.02%	0.02%
Class I	–	12.74%	1.65%	0.63%
Class S	–	13.03%	1.39%	0.37%
TIPS Index	–	11.85%	2.11%	1.12%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® BlackRock Inflation Protected Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 366-0066 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	VY® BRANDYWINEGLOBAL — BOND PORTFOLIO

Investment Type Allocation as of December 31, 2022 (as a percentage of net assets)
U.S. Treasury Obligations	44.8%
U.S. Government Agency Obligations	29.8%
Corporate Bonds/Notes	20.7%
Commercial Mortgage-Backed Securities	1.5%
Collateralized Mortgage Obligations	0.1%
Assets in Excess of Other Liabilities*	3.1%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.

VY® BrandywineGLOBAL — Bond Portfolio (the “Portfolio”) seeks total return consisting of capital appreciation and income. The Portfolio is managed by David F. Hoffman, CFA, John P. McIntyre, CFA, and Anujeet Sareen, CFA, Portfolio Managers of Brandywine Global Investment Management, LLC (“Brandywine”). — the Sub-Adviser.

Performance: For the year-ended December 31, 2022, the Portfolio’s shares provided a total return of -11.89% compared to the Bloomberg U.S. Aggregate Bond Index (“Bloomberg U.S. Aggregate Bond”), which returned -13.01% for the same period.

Portfolio Specifics — The Portfolio started the year with an underweight duration position versus the benchmark but ended the year with a substantially overweight duration position. As the Federal Reserve began aggressively raising interest rates in the first half of 2022, we felt it was prudent to begin increasing duration to take advantage of value opportunities in anticipation of slowing growth and inflation. The underweight duration position in the first half of the year along with selection and timing within corporates and mortgages were the primary drivers of our relative outperformance.

We increased duration during the year, mostly notably in the second half of 2022. The team elected to increase duration for a couple of key reasons. First, we believe that rate hikes tend to impact the economy on a lagged basis, and we felt the aggressive hikes had the potential to materially slow growth and inflation to a point that the Fed may have to reverse course in 2023. Secondly, virtually all major economic indicators began to turn lower (some sharply) by late summer.

We reduced our investment grade corporate positions in late 2021 and early 2022 due to valuations and tight spreads but elected to add back exposure in the second half of the year due to wider spreads and attractive yields. We increased our exposure to agency MBS in the second half of the year due to attractive spreads and a decrease in prepayment risk.

Top Ten Holdings as of December 31, 2022* (as a percentage of net assets)
United States Treasury Bond, 2.875%, 05/15/52	18.2%
United States Treasury Bond, 2.250%, 02/15/52	10.8%
Uniform Mortgage-Backed Securities, 4.000%, 06/01/52	9.4%
United States Treasury Note, 4.125%, 11/15/32	6.2%
United States Treasury Bond, 3.000%, 08/15/52	5.9%
Uniform Mortgage-Backed Securities, 5.000%, 11/01/52	5.4%
Uniform Mortgage-Backed Securities, 5.500%, 11/01/52	4.6%
Freddie Mac, 0.375%, 05/05/23	3.6%
Uniform Mortgage-Backed Securities, 4.500%, 09/01/52	2.3%
Macquarie Group Ltd., 6.207%, 11/22/24	2.2%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We believe the outlook for the U.S. economy is complicated; the inverted yield curve suggests inflation is set to moderate, while the Fed appears committed to further action. In our opinion, this hawkishness, accompanied by more supply-side normalization, should lead to significantly slower inflation and a softer labor market. We believe the conditions for a credit crunch, commonly seen ahead of previous U.S. recessions, do not exist currently. That said, recession odds increase significantly if Fed Chair Powell remains dogmatic about creating labor market slack through monetary policy. A pause in rate hikes seems probable in our opinion, especially if economic data shows a steep decline in inflation.

The views expressed in this commentary are informed opinions. They should not be considered promises or advice. The views expressed reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

VY® BRANDYWINEGLOBAL — BOND PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2022
	1 Year		5 Year	Since Inception February 20, 2015
VY® BrandywineGLOBAL - Bond Portfolio	–	11.89%	2.54%	2.36%
Bloomberg U.S. Aggregate Bond	–	13.01%	0.02%	0.80%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of VY® BrandywineGLOBAL - Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract and/or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown includes, if applicable, the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.

Portfolio holdings are subject to change daily.

Prior to August 9, 2019, the Portfolio was managed by a different sub-adviser.

The Portfolio’s performance information for these periods reflects returns achieved by different sub-advisers.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2022*	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2022*
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV	$1,000.00	$970.40	1.18%	$5.86	$1,000.00	$1,019.26	1.18%	$6.01
Class I	1,000.00	973.80	0.58	2.89	1,000.00	1,022.28	0.58	2.96
Class S	1,000.00	971.70	0.83	4.12	1,000.00	1,021.02	0.83	4.23
VY® BrandywineGLOBAL — Bond Portfolio
	$1,000.00	$943.30	0.56%	$2.74	$1,000.00	$1,022.38	0.56%	$2.85

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of VY® BlackRock Inflation Protected Bond Portfolio and VY® BrandywineGLOBAL — Bond Portfolio and the Boards of Trustees of Voya Investors Trust and Voya Variable Insurance Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of VY® BlackRock Inflation Protected Bond Portfolio and VY® BrandywineGLOBAL — Bond Portfolio (collectively referred to as the “Portfolios”) (each a portfolio of Voya Investors Trust and Voya Variable Insurance Trust, respectively (collectively referred to as the “Trusts”)), including the portfolios of investments, as of December 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios at December 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for each of the years in the two-year period ended December 31, 2019, were audited by another independent registered public accounting firm whose report, dated February 21, 2020, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trusts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trusts are not required to have, nor were we engaged to perform, an audit of the Trusts’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 2019.

Boston, Massachusetts
February 28, 2023

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2022

	VY® BlackRock Inflation Protected Bond Portfolio	VY® BrandywineGLOBAL — Bond Portfolio
ASSETS:
Investments in securities at fair value*	$250,382,288	$258,218,168
Short-term investments at fair value†	5,637,951	6,092,762
Cash pledged for centrally cleared swaps (Note 2)	3,341,000	—
Due from broker	162,081	—
Foreign currencies at value‡	370,267	—
Receivables:
Investment securities sold	2,893,575	297,818
Investment securities sold on a delayed-delivery or when-issued basis	10,214,794	—
Fund shares sold	104,827	100,743
Dividends	8,172	20,490
Interest	1,244,833	1,864,216
Variation margin on centrally cleared swaps	41,742	—
Unrealized appreciation on forward foreign currency contracts	3,788	—
Unrealized appreciation on OTC swap agreements	330,515	—
Prepaid expenses	1,388	1,457
Other assets	16,141	5,584
Total assets	274,753,362	266,601,238
LIABILITIES:
Payable for investment securities purchased	2,787,432	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	12,131,328	—
Payable for fund shares redeemed	64,246	99,213
Sales commitments^^^	2,502,114	—
Unrealized depreciation on forward foreign currency contracts	14,395	—
Variation margin payable on futures contracts	14,713	—
Cash received as collateral for OTC derivatives (Note 2)	680,000	—
Payable for investment management fees	107,404	117,275
Payable for distribution and shareholder service fees	51,202	—
Payable to trustees under the deferred compensation plan (Note 6)	16,141	5,584
Payable for trustee fees	715	744
Other accrued expenses and liabilities	79,661	63,947
Written options, at fair value^	2,087,860	—
Total liabilities	20,537,211	286,763
NET ASSETS	$254,216,151	$266,314,475

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$343,138,934	$299,484,487
Total distributable loss	(88,922,783)	(33,170,012)
NET ASSETS	$254,216,151	$266,314,475

* Cost of investments in securities	$280,424,130	$279,729,671
† Cost of short-term investments	$5,637,951	$6,092,762
‡ Cost of foreign currencies	$365,429	$—
^ Premiums received on written options	$2,137,532	$—
^^^ Proceeds receivable from sales commitments	$2,530,082	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2022 (CONTINUED)

	VY® BlackRock Inflation Protected Bond Portfolio	VY® BrandywineGLOBAL — Bond Portfolio
Class ADV
Net assets	$43,211,677	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	4,930,797	n/a
Net asset value and redemption price per share	$8.76	n/a
Class I
Net assets	$77,275,476	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	8,468,137	n/a
Net asset value and redemption price per share	$9.13	n/a
Class S
Net assets	$133,728,998	n/a
Shares authorized	unlimited	n/a
Par value	$0.001	n/a
Shares outstanding	14,772,246	n/a
Net asset value and redemption price per share	$9.05	n/a
Portfolio(1)
Net assets	n/a	$266,314,475
Shares authorized	n/a	unlimited
Par value	n/a	$0.001
Shares outstanding	n/a	28,656,402
Net asset value and redemption price per share	n/a	$9.29

(1)	Portfolio does not have a share class designation.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2022

	VY® BlackRock Inflation Protected Bond Portfolio	VY® BrandywineGLOBAL — Bond Portfolio

INVESTMENT INCOME:
Dividends	$62,677	$100,873
Interest	13,876,720 (1)	6,343,556
Total investment income	13,939,397	6,444,429
EXPENSES:
Investment management fees	1,529,840	1,487,948
Distribution and shareholder service fees:
Class ADV	293,347	—
Class S	385,997	—
Transfer agent fees:		1,628
Class ADV	12,880	—
Class I	21,782	—
Class S	40,678	—
Shareholder reporting expense	13,623	3,285
Registration fees	—	4,449
Professional fees	48,527	37,450
Custody and accounting expense	100,825	73,000
Trustee fees	7,149	7,440
Miscellaneous expense	15,789	16,021
Interest expense	1,009	—
Total expenses	2,471,446	1,631,221
Recouped/(Waived and reimbursed fees)	(142,988)	46,992
Net expenses	2,328,458	1,678,213
Net investment income	11,610,939	4,766,216
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(15,219,603)	(11,132,254)
Forward foreign currency contracts	471,006	—
Foreign currency related transactions	(205,337)	—
Futures	7,143,904	(5,348,388)
Swaps	8,942,675	—
Written options	(1,017,889)	—
Net realized gain (loss)	114,756	(16,480,642)
Net change in unrealized appreciation (depreciation) on:
Investments	(47,501,046)	(26,471,962)
Forward foreign currency contracts	(82,137)	—
Foreign currency related transactions	(5,289)	—
Futures	649,987	75,297
Swaps	(5,726,062)	—
Written options	5,203	—
Sales commitments	27,968	—
Net change in unrealized appreciation (depreciation)	(52,631,376)	(26,396,665)
Net realized and unrealized loss	(52,516,620)	(42,877,307)
Decrease in net assets resulting from operations	$(40,905,681)	$(38,111,091)

(1)	Includes net inflationary and deflationary adjustments. See Note 2 of the Notes to Financial Statements.

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	VY® BlackRock Inflation Protected Bond Portfolio		VY® BrandywineGLOBAL — Bond Portfolio
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
FROM OPERATIONS:
Net investment income	$11,610,939	$7,734,657	$4,766,216	$2,832,682
Net realized gain (loss)	114,756	9,554,588	(16,480,642)	14,721,215
Net change in unrealized appreciation (depreciation)	(52,631,376)	(2,516,642)	(26,396,665)	(13,802,164)
Increase (decrease) in net assets resulting from operations	(40,905,681)	14,772,603	(38,111,091)	3,751,733
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Total distributions (excluding return of capital):			(17,111,781)	(27,082,394)
Class ADV	(1,666,644)	(1,140,854)	—	—
Class I	(3,241,222)	(2,600,461)	—	—
Class S	(5,726,059)	(4,058,689)	—	—
Return of capital:
Class ADV	(251,719)	—	—	—
Class I	(413,119)	—	—	—
Class S	(766,743)	—	—	—
Total distributions	(12,065,506)	(7,800,004)	(17,111,781)	(27,082,394)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	37,100,330	83,578,121	84,693,352	86,294,017
Reinvestment of distributions	12,065,506	7,796,663	17,111,781	27,082,394
	49,165,836	91,374,784	101,805,133	113,376,411
Cost of shares redeemed	(66,619,636)	(73,208,287)	(123,596,753)	(65,382,155)
Net increase (decrease) in net assets resulting from capital share transactions	(17,453,800)	18,166,497	(21,791,620)	47,994,256
Net increase (decrease) in net assets	(70,424,987)	25,139,096	(77,014,492)	24,663,595
NET ASSETS:
Beginning of year or period	324,641,138	299,502,042	343,328,967	318,665,372
End of year or period	$254,216,151	$324,641,138	$266,314,475	$343,328,967

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/ additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV
12-31-22	10.51	0.35	•	(1.73)	(1.38)	0.32	—	0.05	0.37	—	8.76	(13.34)	1.23	1.18	1.18	3.70	43,212	231
12-31-21	10.28	0.22	•	0.24	0.46	0.23	—	—	0.23	—	10.51	4.54	1.22	1.18	1.18	2.14	56,857	156
12-31-20	9.42	0.05		0.95	1.00	0.08	—	0.06	0.14	—	10.28	10.65	1.26	1.22	1.22	0.52	47,352	87
12-31-19	8.93	0.11		0.56	0.67	0.18	—	—	0.18	—	9.42	7.53	1.20	1.16	1.16	1.23	44,885	72
12-31-18	9.30	0.14		(0.36)	(0.22)	0.15	—	—	0.15	—	8.93	(2.39)	1.18	1.14	1.14	1.47	44,035	63
Class I
12-31-22	10.94	0.42	•	(1.79)	(1.37)	0.39	—	0.05	0.44	—	9.13	(12.74)	0.63	0.58	0.58	4.27	77,275	231
12-31-21	10.68	0.30	•	0.25	0.55	0.29	—	—	0.29	—	10.94	5.25	0.62	0.58	0.58	2.75	94,962	156
12-31-20	9.78	0.12		0.97	1.09	0.13	—	0.06	0.19	—	10.68	11.15	0.66	0.62	0.62	1.11	92,767	87
12-31-19	9.26	0.18		0.57	0.75	0.23	—	—	0.23	—	9.78	8.21	0.60	0.56	0.56	1.98	88,759	72
12-31-18	9.66	0.20	•	(0.37)	(0.17)	0.23	—	—	0.23	—	9.26	(1.75)	0.58	0.54	0.54	2.14	40,731	63
Class S
12-31-22	10.85	0.40	•	(1.79)	(1.39)	0.36	—	0.05	0.41	—	9.05	(13.03)	0.88	0.83	0.83	4.06	133,729	231
12-31-21	10.60	0.26	•	0.26	0.52	0.27	—	—	0.27	—	10.85	4.94	0.87	0.83	0.83	2.48	172,822	156
12-31-20	9.70	0.09		0.97	1.06	0.10	—	0.06	0.16	—	10.60	10.95	0.91	0.87	0.87	0.86	159,383	87
12-31-19	9.18	0.15		0.58	0.73	0.21	—	—	0.21	—	9.70	8.01	0.85	0.81	0.81	1.57	144,313	72
12-31-18	9.57	0.17		(0.36)	(0.19)	0.20	—	—	0.20	—	9.18	(2.04)	0.83	0.79	0.79	1.83	153,793	63
VY® BrandywineGLOBAL- Bond Portfolio
12-31-22	11.22	0.16	•	(1.45)	(1.29)	0.11	0.53	—	0.64	—	9.29	(11.89)	0.55	0.56	0.56	1.60	266,314	184
12-31-21	12.03	0.10	•	0.04	0.14	0.19	0.76	—	0.95	—	11.22	1.15	0.54	0.58	0.58	0.84	343,329	57
12-31-20	10.51	0.22	•	1.59	1.81	0.21	0.08	—	0.29	—	12.03	17.47	0.56	0.58	0.58	1.92	318,665	134
12-31-19	9.73	0.25	•	0.73	0.98	0.20	—	—	0.20	—	10.51	10.12	0.61	0.58	0.58	2.48	182,892	449
12-31-18	10.12	0.26	•	(0.43)	(0.17)	0.22	—	—	0.22	—	9.73	(1.65)	0.71	0.58	0.58	2.61	194,159	457

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.
(2)	Annualized for periods less than one year.
(3)	Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed or recouped by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur.
Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor or recoupment of previously reimbursed fees by the Investment Adviser, but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.
(4)	Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.
•	Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022

NOTE 1 — ORGANIZATION

Voya Investors Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Massachusetts business trust on August 3, 1988. Voya Investors Trust currently consists of twenty-one active separate investment series. The one series included in this report is: VY® BlackRock Inflation Protected Bond Portfolio (“BlackRock Inflation Protected Bond”), a diversified series of Voya Investors Trust.

Voya Variable Insurance Trust is registered under the 1940 Act as an open-end management investment company and was organized as a Delaware statutory trust on July 15, 1999. Voya Variable Insurance Trust consists of one active investment series which is included in this report: VY® BrandywineGLOBAL — Bond Portfolio (“Bond Portfolio”), a diversified series of Voya Variable Insurance Trust.

Voya Investors Trust and Voya Variable Insurance Trust are collectively referred to as the “Trusts.” BlackRock Inflation Protected Bond and Bond Portfolio are each, a “Portfolio” and together, the “Portfolios.” The investment objective of the Portfolios is described in each Portfolio’s Prospectus.

The classes of shares included in this report for BlackRock Inflation Protected Bond are: Adviser (“Class ADV”), Institutional (“Class I”), and Service (“Class S”). With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees, as well as differences in the amount of waiver of fees and reimbursement of expenses, if any. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if any, as well as differences in the amount of waiver of fees and reimbursement of expenses between the separate classes, if any. Bond Portfolio does not have a share class designation.

Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.

A.  Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

Portfolio securities for which market quotations are readily available are valued at market value. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Foreign securities’ prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close.

When a market quotation for a portfolio security is not readily available or is deemed unreliable (for example when trading has been halted or there are unexpected

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

market closures or other material events that would suggest that the market quotation is unreliable) and for purposes of determining the value of other Portfolio assets, the asset is priced at its fair value. The Board has designated the Investment Adviser, as the valuation designee, to make fair value determinations in good faith. In determining the fair value of each Portfolio’s assets, the Investment Adviser, pursuant to its fair valuation policy, may consider inputs from pricing service providers, broker-dealers, or each Portfolio’s sub-adviser(s). Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of an asset’s fair value. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. The prices of foreign securities will generally be adjusted based on inputs from an independent pricing service that are intended to reflect valuation changes through the NYSE close. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.

The Portfolios’ financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 — quoted prices (unadjusted) in active markets for identical financial instruments that the portfolio can access at the reporting date.

Level 2 — inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads).

Level 3 — unobservable inputs (including the portfolio’s own assumptions in determining fair value).

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

A table summarizing each Portfolio’s investments under these levels of classification is included within each Portfolio of Investments.

Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the sub-advisers’ or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Portfolio’s investments under these levels of classification is included within the Portfolio of Investments.

GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. A reconciliation of Level 3 investments within the Portfolio of Investments is presented only when a Portfolio has a significant amount of Level 3 investments.

B.  Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of their results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Portfolios’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

D.  Distributions to Shareholders. Net investment income dividends and net capital gain distributions, if any, for Bond Portfolio are declared and paid annually. For BlackRock Inflation Protected Bond, dividends from net investment income, if any, are declared and paid monthly and distributions of net capital gains, if any, are declared and paid annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.

E.  Federal Income Taxes. It is the policy of each Portfolio to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized.

The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.

F.  Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G.  Risk Exposures and the Use of Derivative Instruments. The Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.

In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:

Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.

Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.

Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.

Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.

Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk As of the date of this report, the United States experiences a rising market interest rate environment, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.

Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated over-the-counter (“OTC”) with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

unexpected or undesired results such as a loss or a reduction in gains.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

At December 31, 2022, the maximum amount of loss that BlackRock Inflation Protected Bond would incur if the counterparties to its derivative transactions failed to perform would be $1,175,782 which represents the gross payments to be received by the Portfolio on OTC purchased options, forward foreign currency contracts, and OTC interest rate swaps were they to be unwound as of December 31, 2022. At December 31, 2022, BlackRock Inflation Protected Bond had received $680,000 in cash collateral from certain counterparties.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between a Portfolio and its derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.

At December 31, 2022, BlackRock Inflation Protected Bond had a liability position of $2,095,305 on forward foreign currency contracts and OTC written options with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2022, the Portfolio could have been required to pay this amount in cash to its counterparties. At December 31, 2022, BlackRock Inflation Protected Bond had not pledged any cash collateral for its open OTC derivative transactions.

H.  Forward Foreign Currency Contracts. A Portfolio may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented within the Portfolio of Investments.

For the year ended December 31, 2022, BlackRock Inflation Protected Bond had entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolio uses forward foreign currency contracts primarily to protect any non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return.

During the year ended December 31, 2022, BlackRock Inflation Protected Bond had average contract amounts of $2,384,936 and $5,710,883 on forward foreign currency

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

contracts purchased and sold, respectively. Please refer to the tables within the Portfolio of Investments for open forward foreign currency contracts at December 31, 2022.

I.  Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when a Portfolio’s assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses and included within Cash collateral for futures contracts on the Statement of Assets and Liabilities. Open futures contracts are reported on a table within the Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio’s securities. With futures, there is minimal counterparty credit risk to a Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2022, BlackRock Inflation Protected Bond and Bond Portfolio had purchased and sold futures contracts on various bonds and notes as part of their duration strategy. During the year ended

December 31, 2022, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below:

	Purchased	Sold
BlackRock Inflation Protected Bond	$86,581,513	$55,352,378
Bond Portfolio	17,840,563	—

Please refer to the tables within Portfolio of Investments for open futures contracts for BlackRock Inflation Protected Bond at December 31, 2022. There were no open futures contracts for Bond Portfolio at December 31, 2022.

At December 31, 2022, BlackRock Inflation Protected Bond had pledged U.S. Treasuries with an original par value of $1,023,000 as collateral for open futures contracts.

J. Options Contracts. The Portfolios may purchase put and call options and may write (sell) put options and covered call options. The Portfolios may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the premium received by the Portfolios upon the writing of a put or call option is included in the Statements of Assets and Liabilities as a liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that a Portfolio gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that a Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that a Portfolio pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the year ended December 31, 2022, BlackRock Inflation Protected Bond had purchased and written exchange-traded futures contracts to manage its duration strategy and to generate income. BlackRock Inflation Protected Bond had average notional values of $37,964,035 and $38,290,959, respectively, on purchased and written exchange-traded futures contracts. Please refer to the tables within the Portfolio of Investments for

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

open purchased and written options on exchange-traded futures contracts at December 31, 2022.

During the year ended December 31, 2022, BlackRock Inflation Protected Bond had purchased and written interest rate swap options (“swaptions”) to manage its duration strategy and to generate income. BlackRock Inflation Protected Bond had average notional values of $44,464,172 and $87,489,051, respectively, on purchased and written interest rate swaptions. Please refer to the tables within the Portfolio of Investments for open purchased and written interest rate swaptions at December 31, 2022.

During the year ended December 31, 2022, BlackRock Inflation Protected Bond had purchased and written foreign currency options to manage its foreign exchange exposure. BlackRock Inflation Protected Bond had an average notional value of $2,493,589 and $1,225,511, respectively on purchased and written foreign currency options. There were no open purchased or written foreign currency options at December 31, 2022.

K.  Swap Agreements. The Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”).

The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in market value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. The Portfolios may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported within the Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on the Statements of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statements of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statements of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the

Statements of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statements of Operations.

In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and a Portfolio’s counterparty on the swap agreement becomes the CCP. A Portfolio is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, a Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on the Statements of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk-related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/

selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

During the year ended December 31, 2022, BlackRock Inflation Protected Bond sold credit protection on credit default swap indices (“CDX”) with an average notional amount of $1,485,000 to gain additional exposure to the various sectors of the credit market. A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. There were no open credit default swaps to sell protection at December 31, 2022.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2022, BlackRock Inflation Protected Bond had entered into interest rate swaps in which they pay a floating interest rate and receive a fixed interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amount on long interest rate swaps for BlackRock Inflation Protected Bond was $37,589,520.

For the year ended December 31, 2022, BlackRock Inflation Protected Bond had entered into interest rate swaps in which they pay a fixed interest rate and receives a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

amount on short interest rate swaps for BlackRock Inflation Protected Bond was $63,878,954.

The Portfolios enter into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables within the Portfolio of Investments for BlackRock Inflation Protected Bond for open interest rate swaps at December 31, 2022.

At December 31, 2022, BlackRock Inflation Protected Bond pledged $3,341,000 in cash collateral for open centrally cleared swaps.

Inflation-linked Swap Contracts. In an inflation-linked swap, one party pays a fixed interest rate on a notional amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional amount.

For the year ended December 31, 2022, BlackRock Inflation Protected Bond had entered into inflation-linked swaps in which they pay a floating rate linked to an inflation index and receive a fixed interest rate (“Long inflation-linked swap”). Average notional amount on long inflation-linked swaps for BlackRock Inflation Protected Bond was $10,942,953.

For the year ended December 31, 2022, BlackRock Inflation Protected Bond had entered into inflation-linked swaps in which it pays a fixed interest rate and receives a floating rate linked to an inflation index (“Short inflation-linked swap”). Average notional amount on short inflation linked-bonds was $190,309,200.

BlackRock Inflation Protected Bond used inflation-linked swaps as part of their inflation strategy. Please refer to the tables within the Portfolio of Investments for BlackRock Inflation Protected Bond for open inflation-linked swaps at December 31, 2022.

L.  Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included in interest income in the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

M. Securities Lending. Each Portfolio may temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.

N.  Sales Commitments. Sales commitments involve commitments to sell fixed income securities where the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Portfolio will enter into sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of sale commitments are not received until the contractual settlement date. During the time a sale commitment is outstanding, except for delayed delivery transactions, the Portfolio will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled sale commitments are valued at current market value of the underlying securities. If the sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into. Please refer to the table following the Portfolio of Investments for open sales commitments held by BlackRock Inflation Protected Bond at December 31, 2022.

O.  Indemnifications. In the normal course of business, the Portfolios may enter into contracts that provide certain indemnifications. The Trusts’ maximum exposure under these arrangements is dependent on future claims that

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2022, the cost of purchases and the proceeds from the sales of securities, excluding U.S. government and short-term securities were as follows:

	Purchases	Sales
BlackRock Inflation Protected Bond	$61,453,637	$76,501,545
Bond Portfolio	68,515,374	108,886,874

U.S. government securities not included above were as follows:

	Purchases	Sales
BlackRock Inflation Protected Bond	$603,613,018	$608,223,993
Bond Portfolio	458,633,749	459,874,676

NOTE 4 — INVESTMENT MANAGEMENT FEES

The Portfolios have entered into investment management agreements (“Management Agreements”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. Each Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Portfolio	Fee
BlackRock Inflation Protected Bond(1)	0.55% on the first $200 million; 0.50% on the next $800 million; and 0.40% thereafter
Bond Portfolio	0.50% on the first $750 million; and 0.48% thereafter

(1)	The Investment Adviser has contractually agreed to waive 0.05% of the management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into sub-advisory agreements with each sub-adviser. These sub-advisers provide investment advice for the Portfolios and are paid by the Investment Adviser based on the average daily net assets of each Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, the sub-advisers manage each Portfolio’s assets in accordance with that Portfolio’s investment objectives, policies, and limitations.

Portfolio	Sub-Adviser
BlackRock Inflation Protected Bond	BlackRock Financial Management, Inc.
Bond Portfolio	Brandywine Global Investment Management, LLC

NOTE 5 — DISTRIBUTION AND SERVICE FEE

Voya Investors Trust has entered into a shareholder service plan (the “Plan”) for the Class S shares of BlackRock Inflation Protected Bond. The Plan compensates the Distributor for the provision of shareholder services and/or account maintenance services to direct or indirect beneficial owners of Class S shares. Under the Plan, the Portfolio makes payments to the Distributor at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to Class S shares.

Class ADV shares of BlackRock Inflation Protected Bond have a shareholder service and distribution plan. The Portfolio pays the Distributor a shareholder service fee of 0.25% and a distribution fee of 0.35% of the Portfolio’s average daily net assets attributable to Class ADV shares.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At December 31, 2022, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:

Subsidiary/Affiliated Investment Company	Portfolio	Percentage
Voya Institutional Trust Company	BlackRock Inflation Protected Bond	18.27%
Voya Solution 2025 Portfolio	Bond Portfolio	15.40
Voya Solution 2035 Portfolio	Bond Portfolio	8.00
Voya Solution Income Portfolio	Bond Portfolio	10.73
Voya Solution Moderately Aggressive Portfolio	Bond Portfolio	6.69

The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent trustees, as described in the DC Plan, to defer the receipt of all or a portion of the trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the trustee (the “Notional Funds”). When the Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the trustees’ deferred fees, this results in a Portfolio asset equal to the deferred compensation liability. Such assets,

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

if applicable, are included as a component of “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect a Portfolio’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.

The Portfolios may pay per account fees to affiliates of Voya Investments for recordkeeping services provided on certain assets. For the year ended December 31, 2022, the per account fees for affiliated recordkeeping services paid by each Portfolio were as follows:

Portfolio	Amount
BlackRock Inflation Protected Bond	$74,098
Bond Portfolio	—

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

The Investment Adviser has entered into written expense limitation agreements (“Expense Limitation Agreements”) with the below Portfolios, whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

Portfolio	Maximum Operating Expense Limit (as a percentage of net assets)
BlackRock Inflation Protected Bond	Class ADV: 1.23% Class I: 0.63% Class S: 0.88%
Bond Portfolio	0.58%

With the exception of the non-recoupable management fee waiver for BlackRock Inflation Protected Bond, the Investment Adviser may, at a later date, recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of

Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.

The Expense Limitation Agreements are contractual through May 1, 2023 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.

NOTE 8 — LINE OF CREDIT

Effective June 13, 2022, the Portfolios, in addition to certain other funds managed by the Investment Adviser, entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of $400,000,000 through June 12, 2023. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of the Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. Prior to June 13, 2022, the predecessor line of credit was for an aggregate amount of $400,000,000 and the funds to which the line of credit was available paid a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount through June 13, 2022.

Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolio utilized the line of credit during the year ended December 31, 2022:

Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
BlackRock Inflation Protected Bond	7	$1,929,429	2.69%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
BlackRock Inflation Protected Bond
Class ADV
12/31/2022	742,141	—	201,639	(1,424,707)	(480,927)	7,118,548	—	1,918,363	(13,507,332)	(4,470,421)
12/31/2021	1,290,830	—	109,761	(597,143)	803,448	13,417,739	—	1,140,854	(6,152,184)	8,406,409
Class I
12/31/2022	1,613,713	—	370,479	(2,199,454)	(215,262)	15,791,074	—	3,654,341	(21,908,961)	(2,463,546)
12/31/2021	3,024,968	—	240,645	(3,264,739)	874	32,490,424	—	2,597,120	(35,144,233)	(56,689)
Class S
12/31/2022	1,396,821	—	661,960	(3,220,032)	(1,161,251)	14,190,708	—	6,492,802	(31,203,343)	(10,519,833)
12/31/2021	3,522,483	—	378,853	(3,005,965)	895,371	37,669,958	—	4,058,689	(31,911,870)	9,816,777
Bond Portfolio
12/31/2022	8,077,848	—	1,724,978	(11,748,216)	(1,945,390)	84,693,352	—	17,111,781	(123,596,753)	(21,791,620)
12/31/2021	7,344,730	—	2,407,324	(5,631,258)	4,120,796	86,294,017	—	27,082,394	(65,382,155)	47,994,256

NOTE 10 — SECURITIES LENDING

Under an agreement with BNY, the Portfolios can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of a Portfolio at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to a Portfolio on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral to the extent the cash collateral is invested in overnight repurchase agreements.

Cash collateral received in connection with securities lending is invested in cash equivalents, money market funds, repurchase agreements with maturities of not more than 99 days that are collateralized with U.S. Government securities, or certain short-term investments that have a remaining maturity of 190 days or less (“Permitted Investments”). Short-term investments include: securities, units, shares or other participations in short-term investment funds, pools or trusts; commercial paper, notes, bonds or other debt obligations, certificates of deposit, time deposits and other bank obligations and asset-backed commercial paper backed by diversified receivables and repurchase-backed programs. Permitted Investments are subject to certain guidelines established by the Adviser regarding liquidity, diversification, credit quality and average credit life/duration requirements. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Short-Term Investments.

Generally, in the event of counterparty default, a Portfolio has the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a portfolio.

At December 31, 2022, the Portfolios did not have any outstanding securities on loan.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of foreign currency transactions, futures contracts, paydowns, capital loss carryforwards, straddle loss deferrals and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

		Year Ended December 31, 2022		Year Ended December 31, 2021
	Ordinary Income	Long-term Capital Gain	Return of Capital	Ordinary Income	Long-term Capital Gain
BlackRock Inflation Protected Bond	$10,633,925	$—	$1,431,581	$ 7,800,004	$—
Bond Portfolio	11,934,135	5,177,646	—	24,050,464	3,031,930

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2022 were:

	Undistributed Ordinary	Unrealized Appreciation/	Capital Loss Carryforwards			Total Distributable
	Income	(Depreciation)	Amount	Character	Expiration	Earnings/(Loss)
BlackRock Inflation Protected Bond	$—	$(30,457,847)	$(7,353,815)	Short-term	None	$(88,922,783)
			(51,111,121)	Long-term	None
			$(58,464,936)
Bond Portfolio	5,046,583	(21,766,110)	(13,101,491)	Short-term	None	(33,170,012)
			(3,348,994)	Long-term	None
			$(16,450,485)

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state (BlackRock Inflation Protected Bond).

As of December 31, 2022, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. Generally, the preceding four tax years remain subject to examination by these jurisdictions.

NOTE 12 — LONDON INTERBANK OFFERED RATE (“LIBOR”)

In 2017, the UK Financial Conduct Authority announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. On March 5, 2021, ICE Benchmark Administration, the administrator of LIBOR, stated that non-U.S. dollar LIBOR reference rates and the one-week and two-month LIBOR reference rates ceased to be provided or no longer be representative immediately after December 31, 2021 and the remaining more commonly used LIBOR settings will cease to be provided or no longer be representative immediately after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR).

Discontinuance of LIBOR and adoption/implementation of alternative rates pose a number of risks, including among others whether any substitute rate will experience the market participation and liquidity necessary to provide a workable substitute for LIBOR; the effect on parties’ existing contractual arrangements, hedging transactions, and investment strategies generally from a conversion from LIBOR to alternative rates; the effect on a Portfolio’s existing investments (including, for example, fixed-income investments, senior loans, CLOs and CDOs, and derivatives transactions), including the possibility that some of those investments may terminate or their terms may be adjusted to the disadvantage of a Portfolio; and the risk of general market disruption during the period of the conversion. It is difficult to predict at this time the likely impact of the transition away from LIBOR on a Portfolio.

NOTE 13 — MARKET DISRUPTION

A Portfolio is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Due to the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2022 (CONTINUED)

NOTE 13 — MARKET DISRUPTION (continued)

exchange rates in other countries, including the U.S.. Wars, terrorism, global health crises and pandemics, and other geopolitical events that have led, and in the future may continue to lead, to increased market volatility and may have adverse short- or long-term effects on U.S. and global economies and markets generally. For example, the COVID-19 pandemic has resulted, and may continue to result, in significant market volatility, exchange suspensions and closures, declines in global financial markets, higher default rates, supply chain disruptions, and a substantial economic downturn in economies throughout the world. Natural and environmental disasters and systemic market dislocations are also highly disruptive to economies and markets. In addition, military action by Russia in Ukraine has, and may continue to, adversely affect global energy and financial markets and therefore could affect the value of a Portfolio’s investments, including beyond a Portfolio’s direct exposure to Russian issuers or nearby geographic regions. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict and could be substantial. Those events as well as other changes in foreign (non-U.S.) and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the Portfolio’s investments. Any of these occurrences could disrupt the operations of a Portfolio and of the Portfolio’s service providers.

NOTE 14 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date through the date that the financial statements were issued (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 24.8%
		Basic Materials: 0.5%
45,000		Air Products and Chemicals, Inc., 2.800%, 05/15/2050	$31,375	0.0
484,000	(1)	Anglo American Capital PLC, 4.500%, 03/15/2028	458,622	0.2
246,000		DuPont de Nemours, Inc., 4.493%, 11/15/2025	242,173	0.1
4,000		Ecolab, Inc., 2.700%, 12/15/2051	2,506	0.0
37,000		Ecolab, Inc., 2.750%, 08/18/2055	22,243	0.0
49,000	(1)	Georgia-Pacific LLC, 0.625%, 05/15/2024	46,051	0.0
371,000	(1)	Glencore Funding LLC, 2.500%, 09/01/2030	301,986	0.1
11,000	(1)	Glencore Funding LLC, 2.625%, 09/23/2031	8,790	0.0
12,000		LYB International Finance III LLC, 4.200%, 05/01/2050	8,925	0.0
170,000		Nucor Corp., 4.300%, 05/23/2027	166,112	0.1
			1,288,783	0.5

		Communications: 2.7%
145,000		Amazon.com, Inc., 4.700%, 12/01/2032	143,995	0.1
33,000		AT&T, Inc., 2.250%, 02/01/2032	25,952	0.0
450,000		AT&T, Inc., 2.550%, 12/01/2033	347,148	0.1
32,000		AT&T, Inc., 3.500%, 06/01/2041	23,988	0.0
67,000		AT&T, Inc., 3.650%, 09/15/2059	45,155	0.0
85,000		AT&T, Inc., 3.850%, 06/01/2060	59,372	0.0
348,000		AT&T, Inc., 4.300%, 02/15/2030	328,499	0.1
28,000		AT&T, Inc., 4.500%, 05/15/2035	25,551	0.0
20,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 3.850%, 04/01/2061	11,638	0.0
258,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 3.950%, 06/30/2062	153,120	0.1
728,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 5.750%, 04/01/2048	598,998	0.2
357,000		Comcast Corp., 3.400%, 04/01/2030	326,383	0.1
395,000		Comcast Corp., 4.150%, 10/15/2028	379,586	0.2
74,000		Comcast Corp., 5.500%, 11/15/2032	77,400	0.0
55,000	(1)	Cox Communications, Inc., 3.600%, 06/15/2051	37,946	0.0
74,000		eBay, Inc., 1.400%, 05/10/2026	65,709	0.0
Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Communications: (continued)
155,000		FactSet Research Systems, Inc., 3.450%, 03/01/2032	$130,365	0.1
250,000		Meta Platforms, Inc., 4.450%, 08/15/2052	199,961	0.1
483,000		Motorola Solutions, Inc., 2.750%, 05/24/2031	387,344	0.2
33,000		Motorola Solutions, Inc., 5.500%, 09/01/2044	29,869	0.0
118,000		Motorola Solutions, Inc., 5.600%, 06/01/2032	115,212	0.1
102,000		Paramount Global, 4.375%, 03/15/2043	70,581	0.0
243,000	(1)	Rogers Communications, Inc., 3.800%, 03/15/2032	210,356	0.1
23,000	(1)	Rogers Communications, Inc., 4.550%, 03/15/2052	17,938	0.0
10,000		T-Mobile USA, Inc., 2.050%, 02/15/2028	8,605	0.0
142,000		T-Mobile USA, Inc., 2.250%, 02/15/2026	129,435	0.1
1,124,000		T-Mobile USA, Inc., 3.750%, 04/15/2027	1,060,405	0.4
121,000		Verizon Communications, Inc., 1.750%, 01/20/2031	94,162	0.0
728,000		Verizon Communications, Inc., 2.100%, 03/22/2028	633,090	0.3
1,059,000		Verizon Communications, Inc., 2.355%, 03/15/2032	842,273	0.3
386,000		Verizon Communications, Inc., 2.550%, 03/21/2031	318,383	0.1
97,000		Verizon Communications, Inc., 4.862%, 08/21/2046	87,434	0.0
			6,985,853	2.7

		Consumer, Cyclical: 1.3%
70,000		American Honda Finance Corp., 2.900%, 02/16/2024	68,337	0.0
58,000		General Motors Co., 5.400%, 10/15/2029	55,478	0.0
264,000		General Motors Financial Co., Inc., 1.250%, 01/08/2026	232,752	0.1
79,000		General Motors Financial Co., Inc., 2.750%, 06/20/2025	74,024	0.0
55,000		General Motors Financial Co., Inc., 4.300%, 04/06/2029	49,374	0.0
2,500,000	(1)	Hyundai Capital America, 2.650%, 02/10/2025	2,353,115	0.9
400,000		Lowe’s Cos, Inc., 1.700%, 09/15/2028	336,707	0.2
234,000	(1)	Nissan Motor Co. Ltd., 4.810%, 09/17/2030	199,102	0.1
			3,368,889	1.3
		Consumer, Non-cyclical: 3.4%
338,000		AbbVie, Inc., 2.600%, 11/21/2024	323,594	0.1
460,000		AbbVie, Inc., 4.500%, 05/14/2035	427,749	0.2
531,000		Altria Group, Inc., 3.400%, 02/04/2041	353,961	0.1

See Accompanying Notes to Financial Statements

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
300,000		Amgen, Inc., 4.050%, 08/18/2029	$281,025	0.1
27,000		Amgen, Inc., 4.200%, 02/22/2052	21,546	0.0
885,000		Anheuser-Busch InBev Worldwide, Inc., 4.000%, 04/13/2028	843,959	0.3
201,000		BAT Capital Corp., 4.540%, 08/15/2047	142,778	0.1
387,000		BAT International Finance PLC, 1.668%, 03/25/2026	343,342	0.1
200,000		BHSH System Obligated Group, 3.487%, 07/15/2049	148,916	0.1
31,000		Boston Scientific Corp., 2.650%, 06/01/2030	26,552	0.0
51,000	(1)	Cargill, Inc., 0.400%, 02/02/2024	48,482	0.0
299,000		Cigna Corp., 4.125%, 11/15/2025	292,458	0.1
300,000		CommonSpirit Health, 3.817%, 10/01/2049	224,685	0.1
230,000		CVS Health Corp., 1.300%, 08/21/2027	195,083	0.1
183,000		CVS Health Corp., 3.875%, 07/20/2025	178,754	0.1
177,000		CVS Health Corp., 4.250%, 04/01/2050	141,739	0.1
300,000		Franciscan Missionaries of Our Lady Health System, Inc., 3.914%, 07/01/2049	230,606	0.1
215,000	(1)	GE HealthCare Technologies, Inc., 5.600%, 11/15/2025	216,555	0.1
185,000		Gilead Sciences, Inc., 2.600%, 10/01/2040	129,784	0.1
32,000		Global Payments, Inc., 2.150%, 01/15/2027	27,959	0.0
434,000		Global Payments, Inc., 2.900%, 05/15/2030	356,558	0.1
427,000		Global Payments, Inc., 3.200%, 08/15/2029	363,849	0.1
156,000	(1)	HCA, Inc., 3.625%, 03/15/2032	132,416	0.1
986,000		HCA, Inc., 5.250%, 06/15/2026	975,364	0.4
307,000		HCA, Inc., 5.375%, 02/01/2025	306,877	0.1
92,000		Humana, Inc., 1.350%, 02/03/2027	79,672	0.0
80,000		Moody’s Corp., 3.100%, 11/29/2061	50,738	0.0
85,000		Moody’s Corp., 4.250%, 08/08/2032	79,687	0.0
175,000		Mount Nittany Medical Center Obligated Group, 3.799%, 11/15/2052	133,133	0.1
104,000		Philip Morris International, Inc., 1.500%, 05/01/2025	96,362	0.0
250,000		Presbyterian Healthcare Services, 4.875%, 08/01/2052	235,544	0.1
Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical: (continued)
250,000		Queen’s Health Systems/The, 4.810%, 07/01/2052	$228,404	0.1
144,000		RELX Capital, Inc., 3.000%, 05/22/2030	123,039	0.1
100,000		S&P Global, Inc., 1.250%, 08/15/2030	77,136	0.0
20,000	(1)	S&P Global, Inc., 2.450%, 03/01/2027	18,295	0.0
4,000	(1)	S&P Global, Inc., 3.900%, 03/01/2062	3,111	0.0
286,000		Shire Acquisitions Investments Ireland DAC, 3.200%, 09/23/2026	268,615	0.1
206,000		Takeda Pharmaceutical Co. Ltd., 2.050%, 03/31/2030	168,607	0.1
103,000		Thermo Fisher Scientific, Inc., 2.000%, 10/15/2031	83,689	0.0
40,000		Thermo Fisher Scientific, Inc., 4.950%, 11/21/2032	40,693	0.0
212,000		UnitedHealth Group, Inc., 2.900%, 05/15/2050	144,421	0.1
			8,565,737	3.4

		Energy: 2.2%
254,000	(1)	Cameron LNG LLC, 3.302%, 01/15/2035	205,386	0.1
9,000	(1)	Cameron LNG LLC, 3.402%, 01/15/2038	7,340	0.0
226,000		Cheniere Corpus Christi Holdings LLC, 3.700%, 11/15/2029	204,792	0.1
356,000		Cheniere Corpus Christi Holdings LLC, 5.125%, 06/30/2027	352,284	0.1
165,000		Cheniere Energy Partners L.P., 3.250%, 01/31/2032	131,349	0.1
10,000		Devon Energy Corp., 4.500%, 01/15/2030	9,333	0.0
94,000		Devon Energy Corp., 4.750%, 05/15/2042	79,966	0.0
44,000		Devon Energy Corp., 5.250%, 10/15/2027	43,615	0.0
107,000		Devon Energy Corp., 5.600%, 07/15/2041	100,290	0.1
2,000		Devon Energy Corp., 5.875%, 06/15/2028	2,025	0.0
60,000		Devon Energy Corp., 8.250%, 08/01/2023	60,829	0.0
215,000		Diamondback Energy, Inc., 3.125%, 03/24/2031	178,554	0.1
309,000		Diamondback Energy, Inc., 3.250%, 12/01/2026	287,832	0.1
1,009,000		Diamondback Energy, Inc., 3.500%, 12/01/2029	887,427	0.4
49,000		Diamondback Energy, Inc., 4.400%, 03/24/2051	37,550	0.0
44,000		Energy Transfer L.P., 3.600%, 02/01/2023	43,917	0.0
17,000		Energy Transfer L.P., 3.900%, 05/15/2024	16,567	0.0
105,000		Energy Transfer L.P., 4.000%, 10/01/2027	98,168	0.0
420,000		Energy Transfer L.P., 4.950%, 06/15/2028	406,931	0.2

See Accompanying Notes to Financial Statements

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Energy: (continued)
126,000		Energy Transfer L.P., 5.000%, 05/15/2050	$101,227	0.1
772,000		Energy Transfer L.P., 5.500%, 06/01/2027	767,756	0.3
30,000		Energy Transfer L.P., 6.250%, 04/15/2049	28,041	0.0
115,000		Enterprise Products Operating LLC, 3.300%, 02/15/2053	77,015	0.0
82,000		Kinder Morgan, Inc., 3.600%, 02/15/2051	56,838	0.0
96,000	(1)	NGPL PipeCo LLC, 3.250%, 07/15/2031	78,338	0.0
438,000	(1)	Texas Eastern Transmission L.P., 3.500%, 01/15/2028	398,990	0.2
782,000		Transcontinental Gas Pipe Line Co. LLC, 7.850%, 02/01/2026	835,483	0.3
20,000		Williams Cos, Inc./The, 5.300%, 08/15/2052	17,988	0.0
			5,515,831	2.2

		Financial: 9.5%
127,000		Alexandria Real Estate Equities, Inc., 2.950%, 03/15/2034	103,329	0.0
30,000		American International Group, Inc., 4.375%, 06/30/2050	25,533	0.0
10,000		American Tower Corp., 2.100%, 06/15/2030	7,938	0.0
189,000		American Tower Corp., 3.550%, 07/15/2027	175,314	0.1
307,000		American Tower Corp., 3.800%, 08/15/2029	279,167	0.1
484,000		Aon Corp., 2.800%, 05/15/2030	413,885	0.2
400,000	(2)	Banco Santander SA, 0.701%, 06/30/2024	389,025	0.2
444,000	(2)	Bank of America Corp., 0.523%, 06/14/2024	433,517	0.2
1,741,000	(2)	Bank of America Corp., 1.319%, 06/19/2026	1,569,308	0.6
398,000	(2)	Bank of America Corp., 1.734%, 07/22/2027	349,184	0.1
25,000	(2)	Bank of America Corp., 1.898%, 07/23/2031	19,242	0.0
376,000	(2)	Bank of America Corp., 2.015%, 02/13/2026	349,309	0.1
838,000	(2)	Bank of America Corp., 2.299%, 07/21/2032	647,364	0.3
1,089,000	(2)	Bank of America Corp., 2.551%, 02/04/2028	968,766	0.4
193,000	(2)	Bank of America Corp., 2.572%, 10/20/2032	151,637	0.1
88,000	(2)	Bank of America Corp., 2.687%, 04/22/2032	70,645	0.0
467,000	(2)	Bank of America Corp., 2.972%, 02/04/2033	377,429	0.2
57,000	(2)	Bank of America Corp., 3.384%, 04/02/2026	54,485	0.0
199,000	(2)	Bank of America Corp., 3.559%, 04/23/2027	186,675	0.1
55,000	(2)	Bank of America Corp., 3.705%, 04/24/2028	50,979	0.0
Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
24,000	(2)	Bank of America Corp., 3.974%, 02/07/2030	$21,846	0.0
303,000	(2)	Bank of America Corp., 4.376%, 04/27/2028	290,234	0.1
387,000	(2)	Bank of America Corp., 4.571%, 04/27/2033	355,084	0.1
45,000	(2)	Bank of America Corp., 5.015%, 07/22/2033	42,855	0.0
200,000	(2)	Barclays PLC, 5.746%, 08/09/2033	189,502	0.1
115,000		Blackstone Private Credit Fund, 3.250%, 03/15/2027	96,979	0.0
147,000		Blackstone Private Credit Fund, 4.000%, 01/15/2029	121,540	0.1
184,000	(2)	Capital One Financial Corp., 3.273%, 03/01/2030	157,670	0.1
28,000	(2)	Capital One Financial Corp., 5.247%, 07/26/2030	26,726	0.0
31,000	(2)	Citigroup, Inc., 0.776%, 10/30/2024	29,713	0.0
594,000	(2)	Citigroup, Inc., 2.561%, 05/01/2032	470,358	0.2
302,000	(2)	Citigroup, Inc., 2.666%, 01/29/2031	248,341	0.1
31,000	(2)	Citigroup, Inc., 2.976%, 11/05/2030	26,131	0.0
80,000	(2)	Citigroup, Inc., 3.057%, 01/25/2033	64,767	0.0
365,000	(2)	Citigroup, Inc., 3.070%, 02/24/2028	329,580	0.1
45,000	(2)	Citigroup, Inc., 4.910%, 05/24/2033	42,269	0.0
72,000	(1)	Corebridge Global Funding, 0.450%, 12/08/2023	69,002	0.0
53,000		Crown Castle, Inc., 1.350%, 07/15/2025	48,263	0.0
178,000		Crown Castle, Inc., 2.250%, 01/15/2031	143,222	0.1
55,000		Crown Castle, Inc., 2.900%, 03/15/2027	50,106	0.0
27,000		Crown Castle, Inc., 3.150%, 07/15/2023	26,704	0.0
118,000		Crown Castle, Inc., 3.700%, 06/15/2026	112,348	0.1
545,000		Crown Castle, Inc., 3.800%, 02/15/2028	507,469	0.2
27,000		Equinix, Inc., 2.150%, 07/15/2030	21,540	0.0
435,000		Equinix, Inc., 3.200%, 11/18/2029	379,584	0.2
220,000		Equinix, Inc., 3.900%, 04/15/2032	196,076	0.1
477,000		GLP Capital L.P. / GLP Financing II, Inc., 3.250%, 01/15/2032	381,996	0.2
30,000		GLP Capital L.P. / GLP Financing II, Inc., 4.000%, 01/15/2031	25,787	0.0

See Accompanying Notes to Financial Statements

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
386,000	(2)	Goldman Sachs Group, Inc./The, 1.431%, 03/09/2027	$338,915	0.1
141,000	(2)	Goldman Sachs Group, Inc./The, 1.757%, 01/24/2025	135,016	0.1
959,000	(2)	Goldman Sachs Group, Inc./The, 1.992%, 01/27/2032	732,775	0.3
32,000	(2)	Goldman Sachs Group, Inc./The, 2.615%, 04/22/2032	25,596	0.0
785,000	(2)	Goldman Sachs Group, Inc./The, 2.640%, 02/24/2028	700,071	0.3
439,000	(2)	Goldman Sachs Group, Inc./The, 3.102%, 02/24/2033	357,601	0.1
67,000	(2)	Goldman Sachs Group, Inc./The, 4.482%, 08/23/2028	64,324	0.0
200,000	(2)	HSBC Holdings PLC, 2.251%, 11/22/2027	173,471	0.1
200,000	(2)	HSBC Holdings PLC, 2.999%, 03/10/2026	188,137	0.1
235,000	(2)	HSBC Holdings PLC, 5.402%, 08/11/2033	218,279	0.1
123,000		Intercontinental Exchange, Inc., 2.100%, 06/15/2030	100,646	0.0
151,000		Intercontinental Exchange, Inc., 4.350%, 06/15/2029	146,316	0.1
41,000		Invitation Homes Operating Partnership L.P., 2.300%, 11/15/2028	33,978	0.0
31,000		Invitation Homes Operating Partnership L.P., 4.150%, 04/15/2032	27,206	0.0
69,000	(2)	JPMorgan Chase & Co., 1.578%, 04/22/2027	60,707	0.0
1,811,000	(2)	JPMorgan Chase & Co., 2.005%, 03/13/2026	1,677,648	0.7
13,000	(2)	JPMorgan Chase & Co., 2.069%, 06/01/2029	10,880	0.0
209,000	(2)	JPMorgan Chase & Co., 2.182%, 06/01/2028	183,059	0.1
26,000	(2)	JPMorgan Chase & Co., 2.522%, 04/22/2031	21,333	0.0
341,000	(2)	JPMorgan Chase & Co., 2.545%, 11/08/2032	270,397	0.1
107,000	(2)	JPMorgan Chase & Co., 2.580%, 04/22/2032	85,970	0.0
93,000	(2)	JPMorgan Chase & Co., 2.595%, 02/24/2026	87,509	0.0
680,000	(2)	JPMorgan Chase & Co., 2.947%, 02/24/2028	616,105	0.2
31,000	(2)	JPMorgan Chase & Co., 3.220%, 03/01/2025	30,144	0.0
449,000	(2)	JPMorgan Chase & Co., 3.559%, 04/23/2024	446,098	0.2
244,000	(2)	JPMorgan Chase & Co., 4.565%, 06/14/2030	230,096	0.1
102,000	(2)	JPMorgan Chase & Co., 5.546%, 12/15/2025	102,080	0.0
Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
20,000		Kimco Realty Corp., 4.600%, 02/01/2033	$18,350	0.0
200,000		Lloyds Banking Group PLC, 4.375%, 03/22/2028	190,182	0.1
105,000		Marsh & McLennan Cos, Inc., 2.250%, 11/15/2030	86,212	0.0
30,000		Mitsubishi UFJ Financial Group, Inc., 3.407%, 03/07/2024	29,386	0.0
263,000	(2)	Mitsubishi UFJ Financial Group, Inc., 4.788%, 07/18/2025	260,538	0.1
690,000	(2)	Morgan Stanley, 0.790%, 05/30/2025	641,854	0.3
1,469,000	(2)	Morgan Stanley, 1.512%, 07/20/2027	1,276,573	0.5
24,000	(2)	Morgan Stanley, 1.593%, 05/04/2027	21,081	0.0
165,000	(2)	Morgan Stanley, 1.794%, 02/13/2032	124,385	0.1
112,000	(2)	Morgan Stanley, 1.928%, 04/28/2032	84,769	0.0
148,000	(2)	Morgan Stanley, 2.239%, 07/21/2032	113,899	0.1
196,000	(2)	Morgan Stanley, 2.511%, 10/20/2032	153,907	0.1
400,000	(2)	Morgan Stanley, 2.943%, 01/21/2033	324,626	0.1
16,000	(2)	Morgan Stanley, 3.591%, 07/22/2028	14,701	0.0
72,000	(2)	Morgan Stanley, 3.772%, 01/24/2029	66,058	0.0
1,029,000	(2)	Morgan Stanley, 4.431%, 01/23/2030	959,775	0.4
40,000	(2)	Morgan Stanley, 4.889%, 07/20/2033	37,698	0.0
142,000		National Retail Properties, Inc., 3.000%, 04/15/2052	85,104	0.0
204,000		Nomura Holdings, Inc., 2.608%, 07/14/2031	158,258	0.1
85,000	(1)	Principal Life Global Funding II, 0.750%, 04/12/2024	80,328	0.0
101,000		Prologis L.P., 2.250%, 01/15/2032	80,320	0.0
208,000		Prologis L.P., 4.000%, 09/15/2028	197,760	0.1
5,000	(2)	State Street Corp., 4.164%, 08/04/2033	4,634	0.0
45,000		VICI Properties L.P., 4.375%, 05/15/2025	43,768	0.0
125,000		VICI Properties L.P., 4.750%, 02/15/2028	118,817	0.1
160,000		VICI Properties L.P., 4.950%, 02/15/2030	152,523	0.1
59,000	(1)	VICI Properties L.P. / VICI Note Co., Inc., 3.750%, 02/15/2027	53,653	0.0
112,000	(1)	VICI Properties L.P. / VICI Note Co., Inc., 4.250%, 12/01/2026	104,734	0.0
24,000	(1)	VICI Properties L.P. / VICI Note Co., Inc., 4.500%, 09/01/2026	22,619	0.0

See Accompanying Notes to Financial Statements

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Financial: (continued)
32,000	(1)	VICI Properties L.P. / VICI Note Co., Inc., 4.625%, 06/15/2025	$30,722	0.0
31,000	(2)	Wells Fargo & Co., 2.393%, 06/02/2028	27,407	0.0
104,000		Wells Fargo & Co., 3.000%, 10/23/2026	96,260	0.0
137,000	(2)	Wells Fargo & Co., 3.526%, 03/24/2028	127,110	0.1
90,000	(2)	Wells Fargo & Co., 3.584%, 05/22/2028	83,703	0.0
52,000		Wells Fargo & Co., 4.150%, 01/24/2029	48,984	0.0
114,000	(2)	Wells Fargo & Co., 4.897%, 07/25/2033	108,586	0.0
			24,192,064	9.5

		Industrial: 1.7%
150,000		Agilent Technologies, Inc., 2.300%, 03/12/2031	121,317	0.1
236,000		Amcor Flexibles North America, Inc., 2.690%, 05/25/2031	192,336	0.1
20,000		Burlington Northern Santa Fe LLC, 2.875%, 06/15/2052	13,430	0.0
209,000		Burlington Northern Santa Fe LLC, 3.300%, 09/15/2051	153,163	0.1
80,000		CSX Corp., 2.500%, 05/15/2051	48,953	0.0
179,000		CSX Corp., 3.250%, 06/01/2027	167,514	0.1
122,000		General Dynamics Corp., 3.750%, 05/15/2028	116,197	0.0
379,000		Huntington Ingalls Industries, Inc., 2.043%, 08/16/2028	313,063	0.1
10,000		Huntington Ingalls Industries, Inc., 3.483%, 12/01/2027	9,093	0.0
218,000		L3Harris Technologies, Inc., 3.850%, 12/15/2026	208,215	0.1
241,000		Lockheed Martin Corp., 2.800%, 06/15/2050	163,429	0.1
10,000		Lockheed Martin Corp., 3.900%, 06/15/2032	9,453	0.0
108,000		Norfolk Southern Corp., 3.050%, 05/15/2050	72,826	0.0
117,000		Norfolk Southern Corp., 3.800%, 08/01/2028	111,483	0.0
234,000		Northrop Grumman Corp., 2.930%, 01/15/2025	224,588	0.1
131,000		Northrop Grumman Corp., 5.250%, 05/01/2050	129,769	0.1
59,000		nVent Finance Sarl, 2.750%, 11/15/2031	45,544	0.0
32,000	(1)	Penske Truck Leasing Co. Lp / PTL Finance Corp., 1.700%, 06/15/2026	28,031	0.0
Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Industrial: (continued)
369,000	(1)	Penske Truck Leasing Co. Lp / PTL Finance Corp., 2.700%, 11/01/2024	$348,081	0.1
34,000		Raytheon Technologies Corp., 2.820%, 09/01/2051	22,181	0.0
403,000		Raytheon Technologies Corp., 3.125%, 07/01/2050	284,037	0.1
833,000		Raytheon Technologies Corp., 4.125%, 11/16/2028	798,980	0.3
26,000		Raytheon Technologies Corp., 4.625%, 11/16/2048	23,569	0.0
55,000		Republic Services, Inc., 2.375%, 03/15/2033	44,023	0.0
289,000		Ryder System, Inc., 3.350%, 09/01/2025	274,651	0.1
143,000		Textron, Inc., 3.900%, 09/17/2029	129,857	0.1
143,000		Union Pacific Corp., 3.200%, 05/20/2041	112,806	0.0
202,000		Union Pacific Corp., 3.250%, 02/05/2050	146,531	0.1
			4,313,120	1.7

		Technology: 2.0%
104,000		Apple, Inc., 2.550%, 08/20/2060	63,453	0.0
173,000		Apple, Inc., 4.100%, 08/08/2062	144,865	0.1
154,000		Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.500%, 01/15/2028	140,364	0.1
348,000	(1)	Broadcom, Inc., 3.419%, 04/15/2033	279,961	0.1
157,000	(1)	Broadcom, Inc., 3.469%, 04/15/2034	125,710	0.1
5,000		Broadcom, Inc., 4.150%, 11/15/2030	4,493	0.0
25,000	(1)	Broadcom, Inc., 4.150%, 04/15/2032	22,015	0.0
15,000		Dell International LLC / EMC Corp., 8.350%, 07/15/2046	17,167	0.0
33,000		DXC Technology Co., 2.375%, 09/15/2028	27,839	0.0
265,000		Electronic Arts, Inc., 1.850%, 02/15/2031	208,922	0.1
142,000		Intel Corp., 3.200%, 08/12/2061	89,586	0.0
304,000		International Business Machines Corp., 4.150%, 07/27/2027	296,723	0.1
76,000		KLA Corp., 3.300%, 03/01/2050	55,403	0.0
298,000		KLA Corp., 4.100%, 03/15/2029	288,174	0.1
85,000		KLA Corp., 5.250%, 07/15/2062	82,178	0.0
73,000		Lam Research Corp., 2.875%, 06/15/2050	49,119	0.0

See Accompanying Notes to Financial Statements

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Technology: (continued)
81,000		NVIDIA Corp., 3.500%, 04/01/2050	$61,540	0.0
84,000		NXP BV / NXP Funding LLC / NXP USA, Inc., 2.500%, 05/11/2031	67,115	0.0
133,000		NXP BV / NXP Funding LLC / NXP USA, Inc., 3.150%, 05/01/2027	120,839	0.1
617,000		NXP BV / NXP Funding LLC / NXP USA, Inc., 4.300%, 06/18/2029	576,557	0.2
871,000		Oracle Corp., 1.650%, 03/25/2026	780,738	0.3
74,000		Oracle Corp., 3.600%, 04/01/2050	50,131	0.0
1,208,000		Oracle Corp., 3.650%, 03/25/2041	896,288	0.4
14,000		Oracle Corp., 3.800%, 11/15/2037	11,135	0.0
2,000		QUALCOMM, Inc., 5.400%, 05/20/2033	2,089	0.0
74,000		Salesforce, Inc., 3.050%, 07/15/2061	47,349	0.0
219,000		ServiceNow, Inc., 1.400%, 09/01/2030	168,032	0.1
200,000		TSMC Arizona Corp., 4.250%, 04/22/2032	193,990	0.1
212,000		VMware, Inc., 1.800%, 08/15/2028	173,490	0.1
114,000		VMware, Inc., 2.200%, 08/15/2031	86,783	0.0
			5,132,048	2.0

		Utilities: 1.5%
41,000		AEP Texas, Inc., 3.450%, 05/15/2051	29,123	0.0
329,000		AEP Transmission Co. LLC, 2.750%, 08/15/2051	210,203	0.1
173,000		Alabama Power Co., 3.125%, 07/15/2051	118,268	0.1
32,000		Ameren Illinois Co., 2.900%, 06/15/2051	21,448	0.0
94,000	(1)	American Transmission Systems, Inc., 2.650%, 01/15/2032	77,393	0.0
67,000		Atmos Energy Corp., 2.850%, 02/15/2052	43,665	0.0
155,000		Baltimore Gas and Electric Co., 4.550%, 06/01/2052	137,767	0.1
35,000		CenterPoint Energy Houston Electric LLC, 3.350%, 04/01/2051	25,943	0.0
87,000		CenterPoint Energy Houston Electric LLC, 3.600%, 03/01/2052	67,287	0.0
79,000		CenterPoint Energy Resources Corp., 1.750%, 10/01/2030	62,471	0.0
77,000		Commonwealth Edison Co., 2.750%, 09/01/2051	49,628	0.0
73,000		Consolidated Edison Co. of New York, Inc., 6.150%, 11/15/2052	78,609	0.0
199,000		Consumers Energy Co., 2.650%, 08/15/2052	126,173	0.1
Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Utilities: (continued)
83,000		Consumers Energy Co., 4.200%, 09/01/2052	$71,480	0.0
90,000		DTE Electric Co., 3.650%, 03/01/2052	70,057	0.0
42,000		DTE Electric Co., 3.950%, 03/01/2049	34,637	0.0
71,000		Duke Energy Carolinas LLC, 3.450%, 04/15/2051	52,213	0.0
34,000		Duke Energy Carolinas LLC, 3.550%, 03/15/2052	25,564	0.0
195,000		Duke Energy Corp., 4.300%, 03/15/2028	187,993	0.1
40,000		Duke Energy Corp., 5.000%, 12/08/2025	39,958	0.0
137,000		Duke Energy Florida LLC, 1.750%, 06/15/2030	109,216	0.1
262,000		Duke Energy Florida LLC, 3.800%, 07/15/2028	249,262	0.1
20,000		Duke Energy Florida LLC, 5.950%, 11/15/2052	21,413	0.0
262,000		Duke Energy Progress LLC, 2.900%, 08/15/2051	172,805	0.1
55,000		Edison International, 6.950%, 11/15/2029	57,564	0.0
185,000		Entergy Louisiana LLC, 2.350%, 06/15/2032	147,526	0.1
73,000	(1)	Exelon Corp., 2.750%, 03/15/2027	67,056	0.0
78,000	(1)	Exelon Corp., 4.100%, 03/15/2052	62,742	0.0
32,000		Exelon Corp., 4.700%, 04/15/2050	28,042	0.0
214,000		Florida Power & Light Co., 2.875%, 12/04/2051	144,548	0.1
30,000		Florida Power & Light Co., 3.950%, 03/01/2048	24,912	0.0
241,000		MidAmerican Energy Co., 2.700%, 08/01/2052	155,437	0.1
53,000		Northern States Power Co/MN, 2.600%, 06/01/2051	33,839	0.0
213,000	(1)	NRG Energy, Inc., 4.450%, 06/15/2029	188,794	0.1
150,000		Ohio Power Co., 2.900%, 10/01/2051	98,280	0.1
47,000		Oncor Electric Delivery Co. LLC, 3.100%, 09/15/2049	33,491	0.0
27,000	(1)	Oncor Electric Delivery Co. LLC, 4.150%, 06/01/2032	25,565	0.0
238,000		PECO Energy Co., 2.850%, 09/15/2051	157,832	0.1
85,000		Public Service Electric and Gas Co., 4.900%, 12/15/2032	85,430	0.0
200,000		Southern California Edison Co., 1.200%, 02/01/2026	177,577	0.1
74,000		Southwestern Public Service Co., 3.150%, 05/01/2050	51,412	0.0
27,000		Tampa Electric Co., 4.300%, 06/15/2048	21,971	0.0

See Accompanying Notes to Financial Statements

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Utilities: (continued)
149,000		Virginia Electric and Power Co., 2.450%, 12/15/2050	$88,959	0.0
			3,733,553	1.5
		Total Corporate Bonds/Notes (Cost $72,625,621)	63,095,878	24.8

COLLATERALIZED MORTGAGE OBLIGATIONS: 1.8%
298,706	(1), (2),(3)	CSMC 2022-NQM4 A1A Trust, 4.819% (Step Rate @ 5.819% on 06/01/2026), 06/25/2067	293,425	0.1
546,228	(1),(2)	CSMC 2022-NQM5 A1 Trust, 5.169%, 05/25/2067	548,554	0.2
264,769	(1), (2),(3)	Homeward Opportunities Fund Trust 2022-1 A1, 5.082% (Step Rate @ 6.082% on 06/01/2026), 07/25/2067	264,407	0.1
902,107	(1),(2)	J.P. Morgan Mortgage Trust 2022-INV3 A3B, 3.000%, 09/25/2052	757,347	0.3
1,055,276	(1),(2)	Mello Mortgage Capital Acceptance 2022-INV2 A3, 3.000%, 04/25/2052	882,639	0.3
320,026	(1), (2),(3)	MFA 2022-INV2 A1 Trust, 4.950% (Step Rate @ 5.950% on 07/01/2026), 07/25/2057	310,541	0.1
363,037	(1),(3)	OBX 2022-NQM9 A1A Trust, 6.450% (Step Rate @ 7.450% on 11/01/2026), 09/25/2062	361,626	0.1
99,087	(1),(2)	PRKCM 2022-AFC2 A1 Trust, 5.335%, 08/25/2057	97,339	0.0
137,433	(1), (2),(3)	SG Residential Mortgage Trust 2022-2 A1, 5.353% (Step Rate @ 6.353% on 07/01/2026), 08/25/2062	139,903	0.1
197,584	(1),(3)	Spruce Hill Mortgage Loan Trust 2022-SH1 A1A, 4.100% (Step Rate @ 5.100% on 10/01/2026), 07/25/2057	180,874	0.1
399,053	(1), (2),(3)	Verus Securitization Trust 2022-7 A1, 5.152% (Step Rate @ 6.152% on 07/01/2026), 07/25/2067	402,334	0.2
118,837	(1),(3)	Verus Securitization Trust 2022-INV2 A1, 6.790% (Step Rate @ 7.790% on 10/01/2026), 10/25/2067	120,523	0.1
325,660	(1), (2),(3)	Visio 2022-1 A1 Trust, 5.759% (Step Rate @ 6.759% on 07/01/2026), 08/25/2057	331,007	0.1
		Total Collateralized Mortgage Obligations (Cost $4,892,441)	4,690,519	1.8
Principal Amount†			Value	Percentage of Net Assets

MUNICIPAL BONDS: 0.1%
		California: 0.1%
300,000		University of California, 2.650%, 05/15/2050	$184,332	0.1
		Total Municipal Bonds (Cost $219,335)	184,332	0.1

U.S. TREASURY OBLIGATIONS: 52.7%
		Treasury Inflation Indexed Protected Securities: 52.0%
357,695		0.125%,07/15/2024	346,206	0.1
813,085		0.125%,10/15/2024	783,138	0.3
321,591		0.125%,10/15/2025	305,704	0.1
2,568,339		0.125%,10/15/2026	2,408,234	0.9
2,797,022		0.125%,04/15/2027	2,607,651	1.0
4,059,842		0.125%,01/15/2030	3,649,173	1.4
8,886,013		0.125%,07/15/2030	7,961,907	3.1
8,757,797		0.125%,01/15/2031	7,783,622	3.1
5,448,310		0.125%,07/15/2031	4,817,981	1.9
11,567,753	(4)	0.125%,01/15/2032	10,140,912	4.0
2,060,370		0.125%,02/15/2051	1,328,956	0.5
1,959,088		0.125%,02/15/2052	1,270,733	0.5
4,060,199		0.250%,07/15/2029	3,719,293	1.5
3,535,408		0.250%,02/15/2050	2,387,513	0.9
691,169		0.375%,07/15/2025	663,949	0.3
672,367		0.375%,01/15/2027	634,273	0.2
2,028,420		0.375%,07/15/2027	1,912,488	0.8
7,885,495		0.625%,01/15/2024	7,718,752	3.0
9,779,954		0.625%,07/15/2032	8,965,856	3.5
3,454,400		0.625%,02/15/2043	2,790,072	1.1
7,188,617		0.750%,07/15/2028	6,851,139	2.7
4,167,234		0.750%,02/15/2042	3,491,625	1.4
4,872,329	(4)	0.750%,02/15/2045	3,944,880	1.5
5,785,369		0.875%,01/15/2029	5,514,674	2.2
3,197,485		0.875%,02/15/2047	2,624,414	1.0
2,653,810		1.000%,02/15/2046	2,256,444	0.9
2,296,150		1.000%,02/15/2048	1,934,922	0.8
2,125,819		1.000%,02/15/2049	1,779,042	0.7
3,196,750	(4)	1.375%,02/15/2044	2,971,816	1.2
3,802,756		1.625%,10/15/2027	3,800,038	1.5
3,192,135	(4)	1.750%,01/15/2028	3,191,456	1.3
1,683,916		2.125%,02/15/2040	1,783,938	0.7
2,565,183		2.125%,02/15/2041	2,719,709	1.1
4,192,405		2.375%,01/15/2027	4,277,827	1.7
2,456,831		2.500%,01/15/2029	2,562,902	1.0
1,527,835		3.375%,04/15/2032	1,750,124	0.7
3,497,141		3.625%,04/15/2028	3,813,069	1.5
4,328,966		3.875%,04/15/2029	4,866,636	1.9
			132,331,068	52.0

		U.S. Treasury Bonds: 0.7%
1,975,000		3.125%,02/15/2043	1,686,774	0.7
		Total U.S. Treasury Obligations (Cost $150,000,314)	134,017,842	52.7

U.S. GOVERNMENT AGENCY OBLIGATIONS: 10.8%
		Federal National Mortgage Association: 0.3%(5)
617,000	(6)	5.000%,01/15/2053	608,074	0.2
200,000	(6)	5.000%,02/15/2053	197,076	0.1
			805,150	0.3

		Government National Mortgage Association: 2.2%
529,507		2.000%,11/20/2050	447,451	0.2

See Accompanying Notes to Financial Statements

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Government National Mortgage Association: (continued)
205,838		2.000%,01/20/2051	$173,808	0.1
151,311		2.000%,02/20/2051	127,011	0.0
578,600	(6)	2.000%,01/15/2053	485,043	0.2
503,724		2.500%,04/20/2051	439,266	0.2
225,740		2.500%,05/20/2052	195,818	0.1
669,735		2.500%,06/20/2052	581,485	0.2
378,406		2.500%,07/20/2052	328,539	0.1
371,423		3.000%,06/20/2051	332,755	0.1
464,866		3.000%,08/20/2051	416,646	0.2
123,511		3.000%,12/20/2051	110,488	0.0
140,600	(6)	3.000%,01/15/2053	125,226	0.0
567,489		3.500%,05/20/2047	531,326	0.2
291,000	(6)	3.500%,01/15/2053	267,408	0.1
237,220		4.000%,09/20/2048	226,615	0.1
288,000	(6)	4.000%,01/15/2053	272,566	0.1
178,904		4.500%,08/20/2048	175,932	0.1
174,000	(6)	4.500%,01/15/2053	168,819	0.1
273,000	(6)	5.000%,01/15/2053	270,554	0.1
			5,676,756	2.2

		Uniform Mortgage-Backed Securities: 8.3%
372,000	(6)	1.500%,01/15/2038	322,133	0.1
559,240		1.500%,11/01/2041	458,197	0.2
331,021		1.500%,12/01/2041	271,211	0.1
55,748		1.500%,10/01/2050	43,140	0.0
64,997		1.500%,10/01/2050	50,298	0.0
50,631		1.500%,11/01/2050	39,181	0.0
66,284		1.500%,03/01/2051	51,263	0.0
84,082		1.500%,03/01/2051	65,019	0.0
10,800		1.500%,05/01/2051	8,351	0.0
8,140		1.500%,06/01/2051	6,290	0.0
44,267		1.500%,10/01/2051	34,175	0.0
10,232		1.500%,11/01/2051	7,898	0.0
69,869		2.000%,02/01/2036	62,407	0.0
88,707		2.000%,03/01/2037	79,226	0.0
882,100	(6)	2.000%,01/15/2038	784,665	0.3
549,266		2.000%,02/01/2042	463,645	0.2
141,428		2.000%,09/01/2050	115,890	0.1
255,034		2.000%,10/01/2050	209,381	0.1
312,685		2.000%,02/01/2051	255,786	0.1
282,548		2.000%,03/01/2051	231,131	0.1
96,650		2.000%,04/01/2051	79,529	0.0
232,803		2.000%,04/01/2051	192,430	0.1
145,154		2.000%,04/01/2051	119,712	0.1
439,229		2.000%,08/01/2051	358,708	0.1
545,562		2.000%,08/01/2051	445,456	0.2
40,201		2.000%,10/01/2051	32,818	0.0
53,631		2.000%,11/01/2051	44,255	0.0
287,001		2.000%,11/01/2051	236,245	0.1
253,450		2.000%,11/01/2051	208,941	0.1
140,865		2.000%,11/01/2051	116,390	0.1
161,897		2.000%,11/01/2051	132,327	0.1
295,284		2.000%,12/01/2051	241,004	0.1
300,118		2.000%,12/01/2051	245,041	0.1
468,088		2.000%,01/01/2052	385,852	0.2
1,631,492		2.000%,02/01/2052	1,331,596	0.5
262,223		2.000%,03/01/2052	215,573	0.1
182,686		2.000%,03/01/2052	150,431	0.1
480,836		2.000%,03/01/2052	394,648	0.2
634,889		2.500%,10/01/2036	583,214	0.2
140,088		2.500%,07/01/2050	120,619	0.1
72,155		2.500%,07/01/2050	62,347	0.0
138,206		2.500%,07/01/2050	118,999	0.1
Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Uniform Mortgage-Backed Securities: (continued)
140,922		2.500%,07/01/2050	$121,231	0.1
22,036		2.500%,07/01/2050	18,914	0.0
115,905		2.500%,08/01/2050	99,794	0.0
141,633		2.500%,08/01/2050	121,945	0.1
35,954		2.500%,08/01/2050	30,957	0.0
81,292		2.500%,11/01/2050	70,512	0.0
22,143		2.500%,01/01/2051	19,043	0.0
72,020		2.500%,02/01/2051	61,756	0.0
122,110		2.500%,02/01/2051	105,906	0.1
10,552		2.500%,03/01/2051	9,040	0.0
6,902		2.500%,04/01/2051	5,907	0.0
12,424		2.500%,04/01/2051	10,633	0.0
3,367		2.500%,05/01/2051	2,887	0.0
6,388		2.500%,05/01/2051	5,468	0.0
113,511		2.500%,05/01/2051	97,495	0.0
99,268		2.500%,05/01/2051	86,041	0.0
10,120		2.500%,07/01/2051	8,669	0.0
3,719		2.500%,10/01/2051	3,177	0.0
38,219		2.500%,10/01/2051	32,677	0.0
1,133,463		2.500%,11/01/2051	975,926	0.4
95,780		2.500%,11/01/2051	82,223	0.0
29,131		2.500%,12/01/2051	24,907	0.0
292,463		2.500%,01/01/2052	249,660	0.1
2,291,793		2.500%,01/01/2052	1,959,652	0.8
369,763		3.000%,01/01/2036	347,401	0.1
269,065		3.000%,09/01/2050	243,281	0.1
59,406		3.000%,07/01/2051	52,966	0.0
1,028,722		3.000%,09/01/2051	910,671	0.4
74,895		3.000%,10/01/2051	66,295	0.0
136,965		3.000%,11/01/2051	121,143	0.1
61,328		3.000%,12/01/2051	54,391	0.0
28,903		3.000%,01/01/2052	25,407	0.0
7,835		3.000%,01/01/2052	6,892	0.0
43,806		3.000%,02/01/2052	39,141	0.0
1,008,288		3.000%,03/01/2052	896,485	0.4
39,786		3.000%,04/01/2052	35,344	0.0
63,099		3.000%,05/01/2052	55,738	0.0
251,029		3.000%,08/01/2052	222,211	0.1
146,618		3.500%,05/01/2036	140,489	0.1
47,000	(6)	3.500%,01/15/2038	44,967	0.0
566,803		3.500%,01/01/2051	522,090	0.2
1,183,789		3.500%,09/01/2051	1,092,395	0.4
33,889		3.500%,05/01/2052	31,240	0.0
59,212		3.500%,06/01/2052	54,028	0.0
56,222		3.500%,06/01/2052	51,658	0.0
22,794		3.500%,06/01/2052	20,793	0.0
34,587		3.500%,07/01/2052	31,802	0.0
24,619		3.500%,08/01/2052	22,681	0.0
5,671		3.500%,09/01/2052	5,208	0.0
15,879		3.500%,09/01/2052	14,553	0.0
20,873		3.500%,09/01/2052	19,066	0.0
25,839		3.500%,09/01/2052	23,570	0.0
714,894		4.000%,04/01/2050	679,668	0.3
42,901		4.000%,04/01/2052	40,682	0.0
676,500	(6)	4.000%,01/15/2053	634,538	0.3
515,052		4.500%,03/01/2048	507,142	0.2
20,636		4.500%,07/01/2052	19,884	0.0
19,412		4.500%,07/01/2052	18,705	0.0
121,982		4.500%,07/01/2052	117,680	0.1
37,586		4.500%,08/01/2052	36,211	0.0
83,200	(6)	4.500%,01/15/2053	80,086	0.0

See Accompanying Notes to Financial Statements

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

Principal Amount†			Value	Percentage of Net Assets

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Uniform Mortgage-Backed Securities: (continued)
100,000	(6)	4.500%,02/15/2053	$96,269	0.0
			20,962,613	8.3
		Total U.S. Government Agency Obligations (Cost $29,754,762)	27,444,519	10.8

COMMERCIAL MORTGAGE-BACKED SECURITIES: 5.6%
366,000		BANK 2019-BNK23 A3, 2.920%, 12/15/2052	318,207	0.1
280,000	(2)	BANK 2022-BNK42 A5, 4.493%, 06/15/2055	268,160	0.1
300,000		Barclays Commercial Mortgage Trust 2019-C3 B, 4.096%, 05/15/2052	256,958	0.1
280,000		Barclays Commercial Mortgage Trust 2019-C4 B, 3.322%, 08/15/2052	222,390	0.1
240,000	(2)	BBCMS Mortgage Trust 2022-C16 A5, 4.600%, 06/15/2055	231,428	0.1
1,000,000		BENCHMARK 2018-B3 A5 Mortgage Trust, 4.025%, 04/10/2051	951,139	0.4
926,715	(1)	BX Commercial Mortgage Trust 2021-XL2 A, 5.007%, (US0001M + 0.689%), 10/15/2038	892,072	0.4
800,000	(1)	BX Trust 2021-ARIA A, 5.217%, (US0001M + 0.899%), 10/15/2036	762,366	0.3
410,000		CD 2017-CD3 A4 Mortgage Trust, 3.631%, 02/10/2050	381,786	0.1
500,000		CD 2017-CD6 Mortgage Trust A5, 3.456%, 11/13/2050	462,184	0.2
800,000	(1)	Credit Suisse Mortgage Capital Certificates 2019-ICE4 A, 5.298%, (US0001M + 0.980%), 05/15/2036	791,639	0.3
730,000	(1)	Credit Suisse Mortgage Capital Certificates 2021-BHAR A, 5.468%, (US0001M + 1.150%), 11/15/2038	697,426	0.3
205,000		CSAIL 2015-C3 A4 Commercial Mortgage Trust, 3.718%, 08/15/2048	195,295	0.1
550,000	(1)	ELP Commercial Mortgage Trust 2021-ELP A, 5.019%, (US0001M + 0.701%), 11/15/2038	528,770	0.2
380,715	(1)	Extended Stay America Trust 2021-ESH A, 5.398%, (US0001M + 1.080%), 07/15/2038	370,312	0.1
980,000	(2)	Fannie Mae Multifamily REMIC Trust 2022-M10 A2, 1.938%, 01/25/2032	786,777	0.3
Principal Amount†			Value	Percentage of Net Assets

COMMERCIAL MORTGAGE-BACKED SECURTIES: (continued)
1,760,000		Freddie Mac Multifamily WI Certificates Series WI-K146 A2, 2.920%, 07/25/2032	$1,548,935	0.6
1,000,000		GS Mortgage Securities Trust 2016-GS2 A4, 3.050%, 05/10/2049	928,747	0.4
600,000	(1)	JP Morgan Chase Commercial Mortgage Securities Corp. 2021-HYAH A, 5.078%, (US0001M + 0.760%), 06/15/2038	582,031	0.2
380,000	(1)	Med Trust 2021-MDLN A, 5.268%, (US0001M + 0.950%), 11/15/2038	366,346	0.1
100,000	(1)	MF1 2021-W10 A, 5.406%, (TSFR1M + 1.070%), 12/15/2034	95,310	0.0
1,100,000		Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 A4, 4.051%, 04/15/2047	1,078,077	0.4
215,000	(1)	MTN Commercial Mortgage Trust 2022-LPFL A, 5.733%, (TSFR1M + 1.397%), 03/15/2039	209,658	0.1
250,000	(1)	Taubman Centers Commercial Mortgage Trust 2022-DPM A, 6.522%, (TSFR1M + 2.186%), 05/15/2037	243,370	0.1
422,500		Wells Fargo Commercial Mortgage Trust 2015-C26 B, 3.783%, 02/15/2048	390,871	0.2
700,000		Wells Fargo Commercial Mortgage Trust 2017-C39 A5, 3.418%, 09/15/2050	645,038	0.3
		Total Commercial Mortgage-Backed Securities (Cost $15,314,286)	14,205,292	5.6

ASSET-BACKED SECURITIES: 1.6%
		Automobile Asset-Backed Securities: 0.2%
430,000	(1)	Credit Acceptance Auto Loan Trust 2021-4 A, 1.260%, 10/15/2030	403,354	0.2

		Other Asset-Backed Securities: 0.6%
401,000	(1)	AMSR 2022-SFR3 D Trust, 4.000%, 10/17/2039	347,848	0.1
114,278	(1)	GoodLeap Sustainable Home Solutions Trust 2022-1GS A, 2.700%, 01/20/2049	87,467	0.0
400,000	(1)	New Residential Mortgage Loan Trust 2022-SFR2 D, 4.000%, 09/04/2039	343,853	0.1
395,000	(1)	Progress Residential 2022-SFR6 D Trust, 6.035%, 07/20/2039	368,535	0.2

See Accompanying Notes to Financial Statements

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

Principal Amount†			Value	Percentage of Net Assets

ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities: (continued)
525,000	(1)	Progress Residential 2022-SFR7 Trust D, 5.500%, 10/27/2039	$486,901	0.2
			1,634,604	0.6

		Student Loan Asset-Backed Securities: 0.8%
145,314	(1)	College Avenue Student Loans LLC 2021-B A2, 1.760%, 06/25/2052	120,882	0.0
159,413	(1)	Navient Student Loan Trust 2019-BA A2A, 3.390%, 12/15/2059	150,721	0.1
669,587	(1)	Nelnet Student Loan Trust 2021-BA AFL, 5.133%, (US0001M + 0.780%), 04/20/2062	651,670	0.2
594,900		SLM Private Credit Student Loan Trust 2005-A A4, 5.079%, (US0003M + 0.310%), 12/15/2038	567,217	0.2
457,569	(1)	SMB Private Education Loan Trust 2021-D A1A, 1.340%, 03/17/2053	401,215	0.2
264,585	(1)	Sofi Professional Loan Program 2018-C A2FX Trust, 3.590%, 01/25/2048	255,635	0.1
			2,147,340	0.8
		Total Asset-Backed Securities (Cost $4,451,174)	4,185,298	1.6

SOVEREIGN BONDS: 0.7%
200,000		Chile Government International Bond, 3.860%, 06/21/2047	156,794	0.1
EUR 302,500		European Union, 0.700%, 07/06/2051	176,690	0.1
200,000	(1)	Indonesia Government International Bond, 6.750%, 01/15/2044	224,797	0.1
200,000	(1)	Kazakhstan Government International Bond, 4.875%, 10/14/2044	179,472	0.1
300,000		Mexico Government International Bond, 4.600%, 02/10/2048	232,641	0.1
200,000		Panama Government International Bond, 4.500%, 04/01/2056	146,559	0.0
103,000		Peruvian Government International Bond, 2.783%, 01/23/2031	85,462	0.0
53,000		Peruvian Government International Bond, 3.300%, 03/11/2041	38,732	0.0
200,000		Philippine Government International Bond, 3.700%, 02/02/2042	164,264	0.1
200,000	(1)	Qatar Government International Bond, 5.103%, 04/23/2048	201,478	0.1
Principal Amount†			Value	Percentage of Net Assets

SOVEREIGN BONDS: (continued)
45,049		Uruguay Government International Bond, 5.100%, 06/18/2050	$44,334	0.0
		Total Sovereign Bonds (Cost $2,153,679)	1,651,223	0.7

			Value	Percentage of Net Assets

PURCHASED OPTIONS(7): 0.4%
		Total Purchased Options (Cost $1,012,518)	907,385	0.4
		Total Long-Term Investments (Cost $280,424,130)	250,382,288	98.5

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.2%
		Mutual Funds: 2.2%
5,637,951	(8)	BlackRock Liquidity Funds, FedFund, Institutional Class, 4.030% (Cost $5,637,951)	5,637,951	2.2
		Total Short-Term Investments (Cost $5,637,951)	5,637,951	2.2
		Total Investments in Securities (Cost $286,062,081)	$256,020,239	100.7
		Liabilities in Excess of Other Assets	(1,804,088)	(0.7)
		Net Assets	$254,216,151	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Variable rate security. Rate shown is the rate in effect as of December 31, 2022.
(3)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rates shown reflect the current and next coupon rate as of December 31, 2022.
(4)	All or a portion of this security has been pledged as collateral in connection with open futures contracts. Please refer to Note 2 for additional details.
(5)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(6)	Represents or includes a TBA transaction.
(7)	The tables within the Portfolio of Investments detail open purchased options which are non-income producing securities.
(8)	Rate shown is the 7-day yield as of December 31, 2022.

Currency Abbreviations:

EUR	EU Euro

See Accompanying Notes to Financial Statements

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

Reference Rate Abbreviations:

TSFR1M	1-month CME Term Secured Overnight Financing Rate
US0001M	1-month LIBOR
US0003M	3-month LIBOR

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Purchased Options	$65,906	$841,479	$—	$907,385
Corporate Bonds/Notes	—	63,095,878	—	63,095,878
Collateralized Mortgage Obligations	—	4,690,519	—	4,690,519
Municipal Bonds	—	184,332	—	184,332
U.S. Government Agency Obligations	—	27,444,519	—	27,444,519
Commercial Mortgage-Backed Securities	—	14,205,292	—	14,205,292
Sovereign Bonds	—	1,651,223	—	1,651,223
Asset-Backed Securities	—	4,185,298	—	4,185,298
U.S. Treasury Obligations	—	134,017,842	—	134,017,842
Short-Term Investments	5,637,951	—	—	5,637,951
Total Investments, at fair value	$5,703,857	$250,316,382	$—	$256,020,239
Other Financial Instruments+
Centrally Cleared Swaps	—	2,573,411	—	2,573,411
Forward Foreign Currency Contracts	—	3,788	—	3,788
Futures	890,940	—	—	890,940
OTC Swaps	—	330,515	—	330,515
Total Assets	$6,594,797	$253,224,096	$—	$259,818,893
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(1,036,668)	$—	$(1,036,668)
Forward Foreign Currency Contracts	—	(14,395)	—	(14,395)
Futures	(483,176)	—	—	(483,176)
Sales Commitments	—	(2,502,114)	—	(2,502,114)
Written Options	(6,950)	(2,080,910)	—	(2,087,860)
Total Liabilities	$(490,126)	$(5,634,087)	$—	$(6,124,213)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are fair valued at the unrealized appreciation (depreciation) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2022, the following forward foreign currency contracts were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	4,927,500	USD	250,000	Citibank N.A.	02/08/23	$1,085
USD	69,469	JPY	9,133,277	Citigroup Global Markets	02/02/23	(414)
USD	66,277	GBP	54,000	Deutsche Bank AG	02/02/23	938
USD	38,718	GBP	32,163	JPMorgan Chase Bank N.A.	02/02/23	(199)
USD	50,000	JPY	6,558,597	JPMorgan Chase Bank N.A.	02/02/23	(183)
USD	53,318	EUR	50,000	JPMorgan Chase Bank N.A.	02/02/23	(322)
USD	125,000	MXN	2,481,130	JPMorgan Chase Bank N.A.	02/08/23	(1,428)
USD	125,000	MXN	2,482,320	JPMorgan Chase Bank N.A.	02/08/23	(1,489)
USD	108,245	GBP	88,000	Morgan Stanley & Co. International PLC	02/02/23	1,765
USD	89,869	JPY	12,438,103	Toronto Dominion Securities	02/02/23	(5,302)
USD	82,276	EUR	79,514	Toronto Dominion Securities	02/02/23	(3,025)
USD	83,790	EUR	80,000	UBS AG	02/02/23	(2,033)
						$(10,607)

See Accompanying Notes to Financial Statements

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

At December 31, 2022, the following futures contracts were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long Contracts:
3-month SOFRRATE	106	03/19/23	$25,185,600	$(30,701)
Euro-Bund	1	03/08/23	142,294	(8,757)
U.S. Treasury 2-Year Note	416	03/31/23	85,312,500	(304,555)
U.S. Treasury 5-Year Note	106	03/31/23	11,440,547	(134,139)
			$122,080,941	$(478,152)
Short Contracts:
Canada 10-Year Bond	(2)	03/22/23	(181,019)	4,236
Euro-Buxl® 30-year German Government Bond	(2)	03/08/23	(289,534)	55,765
Japan 10-Year Bond (TSE)	(7)	03/13/23	(7,758,458)	122,633
U.S. Treasury 10-Year Note	(59)	03/22/23	(6,625,516)	56,633
U.S. Treasury Long Bond	(84)	03/22/23	(10,528,875)	(5,024)
U.S. Treasury Ultra 10-Year Note	(127)	03/22/23	(15,021,719)	226,813
U.S. Treasury Ultra Long Bond	(44)	03/22/23	(5,909,750)	424,860
			$(46,314,871)	$885,916

At December 31, 2022, the following centrally cleared interest rate swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	1-day Secured Overnight Financing Rate	Annual	2.781%	Annual	07/05/32	USD 966,811	$(61,173)	$(61,173)
Pay	1-day Secured Overnight Financing Rate	Annual	2.829	Annual	07/05/32	USD 966,811	(57,281)	(57,281)
Pay	1-day Secured Overnight Financing Rate	Annual	2.707	Annual	07/06/32	USD 645,200	(44,900)	(44,900)
Pay	1-day Secured Overnight Financing Rate	Annual	2.619	Annual	07/07/32	USD 439,459	(33,898)	(33,898)
Pay	1-day Secured Overnight Financing Rate	Annual	2.597	Annual	07/26/32	USD 385,913	(30,823)	(30,823)
Pay	1-day Secured Overnight Financing Rate	Annual	2.920	Annual	09/02/32	USD 215,681	(11,558)	(11,558)
Pay	1-day Secured Overnight Financing Rate	Annual	3.479	Annual	10/04/32	USD 535,000	(3,884)	(3,884)
Pay	1-day Secured Overnight Financing Rate	Annual	3.413	Annual	10/05/32	USD 303,000	(3,895)	(3,895)
Pay	1-day Secured Overnight Financing Rate	Annual	3.826	Annual	10/27/32	USD 727,572	15,708	15,708
Pay	1-day Secured Overnight Financing Rate	Annual	3.556	Annual	11/14/32	USD 847,000	(848)	(848)
Pay	1-day Secured Overnight Financing Rate	Annual	3.581	Annual	11/16/32	USD 1,679,000	1,865	1,865
Pay	1-day Secured Overnight Financing Rate	Annual	3.470	Annual	11/18/32	USD 906,000	(7,387)	(7,387)
Pay	1-day Secured Overnight Financing Rate	Annual	3.413	Annual	11/21/32	USD 1,205,000	(15,488)	(15,488)
Pay	1-day Secured Overnight Financing Rate	Annual	3.236	Annual	12/05/32	USD 1,490,000	(40,978)	(40,978)
Pay	1-day Secured Overnight Financing Rate	Annual	3.210	Annual	12/06/32	USD 892,000	(26,451)	(26,451)
Pay	1-day Secured Overnight Financing Rate	Annual	3.185	Annual	12/12/32	USD 1,490,000	(47,242)	(47,242)
Receive	1-day Secured Overnight Financing Rate	Annual	2.754	Annual	08/23/32	USD 803,000	54,056	54,056
Receive	1-day Secured Overnight Financing Rate	Annual	2.925	Annual	09/01/32	USD 817,283	43,430	43,430
Receive	1-day Secured Overnight Financing Rate	Annual	2.934	Annual	09/02/32	USD 809,000	42,432	42,432
Receive	1-day Secured Overnight Financing Rate	Annual	2.989	Annual	09/02/32	USD 809,000	38,678	38,678

See Accompanying Notes to Financial Statements

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	1-day Secured Overnight Financing Rate	Annual	3.078%	Annual	09/09/32	USD 478,000	$19,363	$19,363
Receive	1-day Secured Overnight Financing Rate	Annual	3.469	Annual	09/30/32	USD 760,384	6,119	6,119
Receive	1-day Secured Overnight Financing Rate	Annual	3.559	Annual	10/03/32	USD 1,140,600	601	601
Receive	1-day Secured Overnight Financing Rate	Annual	3.620	Annual	10/12/32	USD 763,951	(3,242)	(3,242)
Receive	1-day Secured Overnight Financing Rate	Annual	3.650	Annual	10/14/32	USD 303,000	(2,016)	(2,016)
Receive	1-day Secured Overnight Financing Rate	Annual	3.617	Annual	10/17/32	USD 632,000	(2,648)	(2,648)
Receive	1-day Secured Overnight Financing Rate	Annual	3.848	Annual	10/21/32	USD 1,060,000	(24,925)	(24,925)
Receive	1-day Secured Overnight Financing Rate	Annual	3.855	Annual	10/24/32	USD 603,000	(14,502)	(14,502)
Receive	1-day Secured Overnight Financing Rate	Annual	3.935	Annual	10/25/32	USD 875,000	(26,909)	(26,909)
Receive	1-day Secured Overnight Financing Rate	Annual	3.809	Annual	11/15/32	USD 565,000	(11,375)	(11,375)
Receive	1-day Secured Overnight Financing Rate	Annual	3.820	Annual	11/15/32	USD 1,516,000	(31,931)	(31,931)
Receive	1-day Secured Overnight Financing Rate	Annual	3.286	Annual	12/13/32	USD 857,000	19,933	19,933
Receive	1-day Secured Overnight Financing Rate	Annual	3.361	Annual	12/22/32	USD 1,442,000	24,151	24,151
							$(237,018)	$(237,018)

At December 31, 2022, the following centrally cleared inflation-linked swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.765%	At Termination Date	12/15/27	EUR 1,227,500	$1,898	$2,193
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.670	At Termination Date	09/15/32	EUR 270,000	(1,313)	(1,371)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.415	At Termination Date	10/15/32	EUR 585,000	(15,354)	(15,354)
Pay	France CPI ex-Tobacco (FRCPXTOB)	At Termination Date	3.080	At Termination Date	12/15/32	EUR 1,227,500	322	(218)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.433	At Termination Date	07/15/52	EUR 75,000	(7,098)	(7,098)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.441	At Termination Date	08/15/52	EUR 75,000	(6,397)	(6,397)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.523	At Termination Date	09/15/52	EUR 80,000	(4,130)	(4,130)
Pay	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.647	At Termination Date	11/15/52	EUR 80,000	(272)	(272)
Pay	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.170	At Termination Date	10/21/23	USD 330,000	991	990
Pay	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.596	At Termination Date	11/18/32	USD 290,000	741	741
Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	3.080	At Termination Date	09/15/27	EUR 270,000	(132)	(110)

See Accompanying Notes to Financial Statements

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.555%	At Termination Date	10/15/27	EUR 585,000	$12,939	$12,939
Receive	France CPI ex-Tobacco (FRCPXTOB)	At Termination Date	3.320	At Termination Date	12/15/27	EUR 1,227,500	(1,535)	(1,100)
Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.570	At Termination Date	12/15/32	EUR 1,227,500	(2,463)	(2,653)
Receive	Eurostat Eurozone HICP ex Tobacco NSA (CPTFEMU)	At Termination Date	2.604	At Termination Date	08/15/52	EUR 35,000	1,116	1,116
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.339	At Termination Date	02/17/24	USD 5,300,000	500,387	500,387
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.991	At Termination Date	03/04/24	USD 3,000,000	315,005	315,005
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	4.223	At Termination Date	04/08/24	USD 8,900,000	18,700	18,700
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.023	At Termination Date	05/02/24	USD 3,500,000	366,026	366,026
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.706	At Termination Date	08/12/24	USD 1,300,000	152,688	152,688
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.995	At Termination Date	10/21/24	USD 330,000	(2,077)	(2,077)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.483	At Termination Date	12/23/24	USD 3,800,000	3,956	3,956
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	0.945	At Termination Date	03/12/25	USD 1,650,000	253,459	253,459
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.794	At Termination Date	04/08/25	USD 5,300,000	(13,252)	(13,252)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.563	At Termination Date	06/24/25	USD 4,900,000	(47,828)	(47,828)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.100	At Termination Date	08/08/25	USD 2,200,000	(16,773)	(16,773)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	1.783	At Termination Date	11/04/25	USD 1,300,000	161,927	161,880
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.098	At Termination Date	11/29/25	USD 1,600,000	162,638	162,638
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.526	At Termination Date	04/08/26	USD 16,000,000	(70,502)	(70,502)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.270	At Termination Date	06/24/26	USD 6,500,000	(55,151)	(55,151)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.136	At Termination Date	11/10/26	USD 1,700,000	48,026	48,026
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.045	At Termination Date	12/02/26	USD 2,165,000	68,180	68,180
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.925	At Termination Date	02/02/27	USD 3,400,000	79,687	79,687

See Accompanying Notes to Financial Statements

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.000%	At Termination Date	02/25/27	USD 5,540,000	$95,403	$95,403
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.213	At Termination Date	03/02/27	USD 1,350,000	9,070	9,070
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.290	At Termination Date	03/07/27	USD 2,200,000	4,988	4,988
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.646	At Termination Date	05/04/27	USD 2,500,000	(61,282)	(61,282)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.262	At Termination Date	05/12/27	USD 1,955,000	(15,638)	(15,638)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.904	At Termination Date	07/05/27	USD 2,025,000	1,025	1,025
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.030	At Termination Date	08/02/27	USD 2,400,000	(30,688)	(35,918)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.765	At Termination Date	09/23/27	USD 485,000	(4,924)	(4,924)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.607	At Termination Date	12/12/27	USD 8,245,000	(17,202)	(17,202)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.613	At Termination Date	12/12/27	USD 2,395,000	(5,660)	(5,660)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.890	At Termination Date	08/02/29	USD 2,100,000	(26,377)	(31,769)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.087	At Termination Date	04/08/30	USD 2,950,000	(23,877)	(23,877)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.468	At Termination Date	04/19/31	USD 535,000	47,398	47,398
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.843	At Termination Date	06/24/31	USD 2,650,000	(15,749)	(15,749)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.631	At Termination Date	06/29/52	USD 1,365,000	(37,050)	(37,050)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.426	At Termination Date	08/17/52	USD 50,000	580	580
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.485	At Termination Date	09/20/52	USD 100,000	(679)	(679)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.618	At Termination Date	10/27/52	USD 1,030,000	(38,884)	(38,884)
Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	2.493	At Termination Date	12/12/52	USD 50,000	(396)	(396)
							$1,784,467	$1,773,761

See Accompanying Notes to Financial Statements

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

At December 31, 2022, the following OTC inflation-linked swaps were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Upfront Payments Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank N.A.	Receive	U.S. CPI Urban Consumers NSA (CPURNSA)	At Termination Date	3.562%	At Termination Date	01/15/25	USD 14,500,000	$330,515	$—	$330,515
								$330,515	$—	$330,515

At December 31, 2022, the following purchased exchange-traded options were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Cost	Fair Value
3-month SOFRRATE	Call	01/13/23	95.13 USD	555	USD 132,259,969	$127,245	$65,906
						$127,245	$65,906

At December 31, 2022, the following exchange-traded written options were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Put/Call	Expiration Date	Exercise Price	Number of Contracts	Notional Amount	Premiums Received	Fair Value
3-month SOFRRATE	Call	01/13/23	95.38 USD	556	USD 132,498,275	$40,516	$(6,950)
						$40,516	$(6,950)

At December 31, 2022, the following OTC purchased interest rate swaptions were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Fair Value
Call on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	3.533%	1-day Secured Overnight Financing Rate	10/12/23	USD 1,908,430	$80,536	$79,724
Call on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	2.873%	1-day Secured Overnight Financing Rate	08/30/23	USD 4,140,000	153,594	65,624
Call on 10-Year Interest Rate Swap(1)	Morgan Stanley & Co. International PLC	Receive	3.062%	1-day Secured Overnight Financing Rate	12/05/23	USD 3,434,856	135,573	93,621
Call on 1-Year Interest Rate Swap(1)	Goldman Sachs International	Receive	4.000%	1-day Secured Overnight Financing Rate	06/30/23	USD 66,231,000	142,397	79,026
Put on 10-Year Interest Rate Swap(2)	Barclays Bank PLC	Pay	3.533%	1-day Secured Overnight Financing Rate	10/12/23	USD 1,908,430	80,536	66,177
Put on 10-Year Interest Rate Swap(2)	JPMorgan Chase Bank N.A.	Pay	2.873%	1-day Secured Overnight Financing Rate	08/30/23	USD 4,140,000	153,594	264,801
Put on 10-Year Interest Rate Swap(2)	Morgan Stanley & Co. International PLC	Pay	3.062%	1-day Secured Overnight Financing Rate	12/05/23	USD 3,434,856	139,043	192,506
							$885,273	$841,479

At December 31, 2022, the following OTC written interest rate swaptions were outstanding for VY® BlackRock Inflation Protected Bond Portfolio:

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums Received	Fair Value
Call on 10-Year Interest Rate Swap(2)	Barclays Bank PLC	Pay	3.175%	1-day Secured Overnight Financing Rate	06/13/23	USD 6,483,000	$256,727	$(108,128)
Call on 10-Year Interest Rate Swap(2)	Deutsche Bank AG	Pay	2.435%	1-day Secured Overnight Financing Rate	08/10/23	USD 1,404,000	49,245	(10,227)
Call on 10-Year Interest Rate Swap(2)	Deutsche Bank AG	Pay	2.540%	1-day Secured Overnight Financing Rate	08/07/23	USD 2,765,318	98,238	(23,373)
Call on 10-Year Interest Rate Swap(2)	Deutsche Bank AG	Pay	2.750%	1-day Secured Overnight Financing Rate	07/19/23	USD 531,500	19,286	(4,816)

See Accompanying Notes to Financial Statements

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

Description	Counterparty	Pay/ Receive Exercise Rate	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums Received	Fair Value
Call on 10-Year Interest Rate Swap(2)	Deutsche Bank AG	Pay	3.023%	1-day Secured Overnight Financing Rate	12/14/23	USD 3,777,000	$150,513	$(100,671)
Call on 10-Year Interest Rate Swap(2)	Deutsche Bank AG	Pay	3.185%	1-day Secured Overnight Financing Rate	06/15/23	USD 2,190,203	83,885	(37,614)
Call on 10-Year Interest Rate Swap(2)	Deutsche Bank AG	Pay	3.262%	1-day Secured Overnight Financing Rate	10/03/23	USD 1,030,552	41,724	(30,829)
Call on 10-Year Interest Rate Swap(2)	Deutsche Bank AG	Pay	3.688%	1-day Secured Overnight Financing Rate	11/10/23	USD 3,024,800	115,472	(149,781)
Call on 10-Year Interest Rate Swap(2)	JPMorgan Chase Bank N.A.	Pay	2.678%	1-day Secured Overnight Financing Rate	08/21/23	USD 1,560,000	56,316	(17,711)
Call on 10-Year Interest Rate Swap(2)	JPMorgan Chase Bank N.A.	Pay	3.323%	1-day Secured Overnight Financing Rate	11/16/23	USD 3,953,000	148,238	(140,065)
Call on 1-Year Interest Rate Swap(2)	Goldman Sachs International	Pay	3.400%	1-day Secured Overnight Financing Rate	06/30/23	USD 66,231,000	57,952	(32,282)
Put on 10-Year Interest Rate Swap(1)	Barclays Bank PLC	Receive	3.175%	1-day Secured Overnight Financing Rate	06/13/23	USD 6,483,000	256,727	(283,912)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	2.435%	1-day Secured Overnight Financing Rate	08/10/23	USD 1,404,000	49,245	(128,781)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	2.540%	1-day Secured Overnight Financing Rate	08/07/23	USD 2,765,318	98,238	(233,962)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	2.750%	1-day Secured Overnight Financing Rate	07/19/23	USD 531,500	19,062	(38,573)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	3.023%	1-day Secured Overnight Financing Rate	12/14/23	USD 3,777,000	150,513	(219,701)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	3.185%	1-day Secured Overnight Financing Rate	06/15/23	USD 2,190,203	83,885	(94,834)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	3.262%	1-day Secured Overnight Financing Rate	10/03/23	USD 1,030,552	41,724	(46,480)
Put on 10-Year Interest Rate Swap(1)	Deutsche Bank AG	Receive	3.688%	1-day Secured Overnight Financing Rate	11/10/23	USD 3,024,800	115,472	(87,454)
Put on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	2.678%	1-day Secured Overnight Financing Rate	08/21/23	USD 1,560,000	56,316	(118,019)
Put on 10-Year Interest Rate Swap(1)	JPMorgan Chase Bank N.A.	Receive	3.323%	1-day Secured Overnight Financing Rate	11/16/23	USD 3,953,000	148,238	(173,697)
							$2,097,016	$(2,080,910)

The following sales commitments were held by the VY® BlackRock Inflation Protected Bond Portfolio at December 31, 2022:

Principal Amount	Description	Contractual Settlement Date	Fair Value
$(281,600)	Ginnie Mae, 2.500%, due 01/15/53	01/23/23	$(244,098)
(16,200)	Uniform Mortgage-Backed Securities, 1.500%, due 01/15/53	01/12/23	(12,477)
(28,000)	Uniform Mortgage-Backed Securities, 2.000%, due 01/15/53	01/12/23	(22,790)
(1,134,290)	Uniform Mortgage-Backed Securities, 2.000%, due 02/15/53	02/13/23	(924,206)
(68,000)	Uniform Mortgage-Backed Securities, 2.500%, due 01/15/38	01/17/23	(62,233)
(31,000)	Uniform Mortgage-Backed Securities, 2.500%, due 01/15/53	01/12/23	(26,257)
(618,600)	Uniform Mortgage-Backed Securities, 2.500%, due 02/15/53	02/13/23	(524,500)
(19,000)	Uniform Mortgage-Backed Securities, 3.000%, due 01/15/38	01/17/23	(17,797)
(491,500)	Uniform Mortgage-Backed Securities, 3.000%, due 01/15/53	01/12/23	(431,457)
(160,000)	Uniform Mortgage-Backed Securities, 3.500%, due 01/15/53	01/12/23	(145,379)
(100,000)	Uniform Mortgage-Backed Securities, 3.500%, due 02/15/53	02/13/23	(90,920)
	Total Sales Commitments Proceeds receivable $(2,530,082)		$(2,502,114)

See Accompanying Notes to Financial Statements

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

(1)	Portfolio receives the exercise rate semi-annually and pays the floating rate index quarterly.
(2)	Portfolio pays the exercise rate semi-annually and receives the floating rate index quarterly.

Currency Abbreviations

EUR — EU Euro

GBP — British Pound

JPY — Japanese Yen

MXN — Mexican Peso

USD — United States Dollar

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2022 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Interest rate contracts	Investments in securities at value*	$907,385
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	3,788
Interest rate contracts	Variation margin receivable on futures contracts**	890,940
Interest rate contracts	Variation margin receivable on centrally cleared swaps**	2,573,411
Interest rate contracts	Unrealized appreciation on OTC swap agreements	330,515
Total Asset Derivatives		$4,706,039
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$14,395
Interest rate contracts	Variation margin payable on futures contracts**	483,176
Interest rate contracts	Variation margin payable on centrally cleared swaps**	1,036,668
Interest rate contracts	Written options, at fair value	2,087,860
Total Liability Derivatives		$3,622,099

*	Includes purchased options.

**	The fair value presented above represents the cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps as reported in the tables within the Portfolio of Investments. In the Statement of Assets and Liabilities, only current day’s unsettled variation margin is reported in receivables or payables on futures contracts and centrally cleared swaps and the net cumulative unrealized appreciation (depreciation) is included in total distributable earnings (loss).

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2022 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Equity contracts	$—	$—	$23,981	$—	$—	$23,981
Foreign exchange contracts	(57,720)	471,006	—	—	14,698	427,984
Credit contracts	—	—	—	13,053	—	13,053
Interest rate contracts	802,744	—	7,119,923	8,929,622	(1,032,587)	15,819,702
Total	$745,024	$471,006	$7,143,904	$8,942,675	$(1,017,889)	$16,284,720

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts	Futures	Swaps	Written options	Total
Foreign exchange contracts	$—	$(82,137)	$—	$—	$—	$(82,137)
Interest rate contracts	(44,697)	—	649,987	(5,726,062)	5,203	(5,115,569)
Total	$(44,697)	$(82,137)	$649,987	$(5,726,062)	$5,203	$(5,197,706)

*	Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

See Accompanying Notes to Financial Statements

VY® BlackRock Inflation Protected Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2022:

	Barclays Bank PLC	Citibank N.A.	Citigroup Global Markets	Deutsche Bank AG	Goldman Sachs International	JPMorgan Chase Bank N.A.	Morgan Stanley & Co. International PLC	Toronto Dominion Securities	UBS AG	Totals
Assets:
Purchased options	$145,901	$—	$—	$—	$79,026	$330,425	$286,127	$—	$—	$841,479
Forward foreign currency contracts	—	1,085	—	938	—	—	1,765	—	—	3,788
OTC Interest rate swaps	—	330,515	—	—	—	—	—	—	—	330,515
Total Assets	$145,901	$331,600	—	$938	$79,026	$330,425	$287,892	$—	$—	$1,175,782
Liabilities:
Forward foreign currency contracts	$—	$—	$414	$—	$—	$3,621	$—	$8,327	$2,033	14,395
Written options	392,040	—	—	1,207,096	32,282	449,492	—	—	—	2,080,910
Total Liabilities	$392,040	$—	$414	$1,207,096	$32,282	$453,113	$—	$8,327	$2,033	$2,095,305
Net OTC derivative instruments by counterparty, at fair value	$(246,139)	$331,600	$(414)	$(1,206,158)	$46,744	$(122,688)	$287,892	$(8,327)	$(2,033)	$(919,523)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$(331,600)		$—	$(46,744)	$—	$(270,000)	$—	$—	$(648,344)
Net Exposure(1)(2)	$(246,139)	$—	$(414)	$(1,206,158)	$—	$(122,688)	$17,892	$(8,327)	$(2,033)	$(1,567,867)

(1)	Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)	At December 31, 2022, the Portfolio had received $340,000 and $70,000 in cash collateral from Citibank N.A. and Goldman Sachs International, respectively. Excess cash collateral is not shown for financial reporting purposes.

At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $287,064,551.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$1,998,920
Gross Unrealized Depreciation	(32,456,767)
Net Unrealized Depreciation	$(30,457,847)

See Accompanying Notes to Financial Statements

VY® BrandywineGLOBAL — Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022

Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: 20.7%
		Basic Materials: 0.5%
1,260,000		Southern Copper Corp., 5.250%, 11/08/2042	$1,205,225	0.5

		Communications: 2.8%
1,760,000		AT&T, Inc., 2.550%, 12/01/2033	1,357,735	0.5
5,168,000		Meta Platforms, Inc., 4.450%, 08/15/2052	4,133,582	1.6
1,981,000		T-Mobile USA, Inc., 5.650%, 01/15/2053	1,928,753	0.7
			7,420,070	2.8

		Consumer, Cyclical: 3.6%
830,000		Aptiv PLC / Aptiv Corp., 3.250%, 03/01/2032	681,070	0.2
1,540,000		General Motors Co., 5.200%, 04/01/2045	1,257,966	0.5
2,950,000		General Motors Co., 5.600%, 10/15/2032	2,748,940	1.0
3,765,000		Lowe’s Cos, Inc., 5.625%, 04/15/2053	3,625,589	1.4
1,600,000		Starbucks Corp., 2.550%, 11/15/2030	1,349,139	0.5
			9,662,704	3.6

		Energy: 1.4%
530,000		Devon Energy Corp., 7.875%, 09/30/2031	599,681	0.2
2,600,000		Diamondback Energy, Inc., 6.250%, 03/15/2033	2,647,028	1.0
330,000		Hess Corp., 7.300%, 08/15/2031	359,247	0.1
180,000		Hess Corp., 7.875%, 10/01/2029	199,947	0.1
			3,805,903	1.4

		Financial: 11.9%
6,450,000	(1)	Bank of America Corp., 4.083%, 03/20/2051	5,078,817	1.9
2,280,000	(2)	Blue Owl Finance LLC, 3.125%, 06/10/2031	1,698,370	0.6
2,210,000	(1)	Citigroup, Inc., 3.785%, 03/17/2033	1,896,129	0.7
2,660,000		Equinix, Inc., 2.500%, 05/15/2031	2,143,804	0.8
4,490,000		Goldman Sachs Group, Inc./The, 5.700%, 11/01/2024	4,546,700	1.7
2,465,000		Golub Capital BDC, Inc., 2.500%, 08/24/2026	2,095,720	0.8
5,290,000	(2)	Jackson National Life Global Funding, 5.473%, (SOFRRATE + 1.150%), 06/28/2024	5,292,186	2.0
550,000	(1)	JPMorgan Chase & Co., 3.328%, 04/22/2052	374,157	0.2
2,830,000	(1)	JPMorgan Chase & Co., 4.912%, 07/25/2033	2,702,952	1.0
5,740,000	(2)	Macquarie Group Ltd., 6.207%, 11/22/2024	5,781,548	2.2
			31,610,383	11.9
Principal Amount†			Value	Percentage of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Technology: 0.5%
2,120,000	(2)	Dell International LLC / EMC Corp., 3.375%, 12/15/2041	$1,427,244	0.5
		Total Corporate Bonds/Notes (Cost $56,196,856)	55,131,529	20.7

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.1%
306,395	(1),(2)	Residential Mortgage Loan Trust 2019-3 A1, 2.633%, 09/25/2059	297,183	0.1
		Total Collateralized Mortgage Obligations (Cost $299,043)	297,183	0.1

U.S. TREASURY OBLIGATIONS: 44.8%
		U.S. Treasury Bonds: 43.4%
2,950,000		1.875%,11/15/2051	1,869,447	0.7
6,460,000		2.000%,08/15/2051	4,232,057	1.6
41,475,000		2.250%,02/15/2052	28,857,527	10.8
60,330,000		2.875%,05/15/2052	48,358,266	18.2
19,040,000		3.000%,08/15/2052	15,693,125	5.9
16,170,000		4.125%,11/15/2032	16,504,770	6.2
			115,515,192	43.4

		U.S. Treasury Floating Rate Notes: 1.4%
3,860,000		4.435%, (USBMMY3M + 0.037%),07/31/2024	3,855,776	1.4
		Total U.S. Treasury Obligations (Cost $136,772,172)	119,370,968	44.8

U.S. GOVERNMENT AGENCY OBLIGATIONS: 29.8%
		Federal Home Loan Bank: 1.3%
3,690,000		0.125%,03/17/2023	3,657,787	1.3

		Federal Home Loan Mortgage Corporation: 3.6%(3)
9,700,000		0.375%,05/05/2023	9,566,146	3.6

		Uniform Mortgage-Backed Securities: 24.9%
26,684,848		4.000%,06/01/2052	25,056,472	9.4
6,393,893		4.500%,09/01/2052	6,160,634	2.3
4,453,843		4.500%,09/01/2052	4,291,360	1.6
3,150,406		4.500%,10/01/2052	3,035,393	1.1
14,473,950		5.000%,11/01/2052	14,287,355	5.4
1,274,164		5.000%,12/01/2052	1,257,738	0.5
12,112,723		5.500%,11/01/2052	12,160,085	4.6
			66,249,037	24.9
		Total U.S. Government Agency Obligations (Cost $81,023,841)	79,472,970	29.8

COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.5%
3,089,000	(1)	Benchmark 2020-B18 C Mortgage Trust, 3.646%, 07/15/2053	2,263,181	0.9

See Accompanying Notes to Financial Statements

VY® BrandywineGLOBAL — Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

Principal Amount†			Value	Percentage of Net Assets

COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
2,000,000	(1)	JPMDB Commercial Mortgage Securities Trust 2018-C8 C, 4.811%, 06/15/2051	$1,682,337	0.6
		Total Commercial Mortgage-Backed Securities (Cost $5,437,759)	3,945,518	1.5
		Total Long-Term Investments (Cost $279,729,671)	258,218,168	96.9

Shares			Value	Percentage of Net Assets

SHORT-TERM INVESTMENTS: 2.3%
		Mutual Funds: 2.3%
6,092,762	(4)	BlackRock Liquidity Funds, FedFund, Institutional Class, 4.030% (Cost $6,092,762)	6,092,762	2.3
		Total Short-Term Investments (Cost $6,092,762)	6,092,762	2.3
		Total Investments in Securities (Cost $285,822,433)	$264,310,930	99.2
		Assets in Excess of Other Liabilities	2,003,545	0.8
		Net Assets	$266,314,475	100.0
†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Variable rate security. Rate shown is the rate in effect as of December 31, 2022.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(4)	Rate shown is the 7-day yield as of December 31, 2022.

Reference Rate Abbreviations:

SOFRRATE	1-day Secured Overnight Financing Rate
USBMMY3M	U.S. Treasury 3-month Bill Money Market Yield

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2022 in valuing the assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2022
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$55,131,529	$—	$55,131,529
Collateralized Mortgage Obligations	—	297,183	—	297,183
Commercial Mortgage-Backed Securities	—	3,945,518	—	3,945,518
U.S. Government Agency Obligations	—	79,472,970	—	79,472,970
U.S. Treasury Obligations	—	119,370,968	—	119,370,968
Short-Term Investments	6,092,762	—	—	6,092,762
Total Investments, at fair value	$6,092,762	$258,218,168	$—	$264,310,930

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

VY® BrandywineGLOBAL — Bond Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2022 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2022 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	$(5,348,388)
Total	$(5,348,388)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest rate contracts	75,297
Total	$75,297

At December 31, 2022, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments on a tax basis were:

Cost for federal income tax purposes was $286,077,040.
Net unrealized depreciation consisted of:
Gross Unrealized Appreciation	$1,304,060
Gross Unrealized Depreciation	(23,070,170)
Net Unrealized Depreciation	$(21,766,110)

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2022 were as follows:

Portfolio Name	Type	Per Share Amount
VY® BlackRock Inflation Protected Bond Portfolio
Class ADV	NII	$0.3212
Class I	NII	$0.3914
Class S	NII	$0.3612
All Classes	ROC	$0.0494
VY® BrandywineGLOBAL — Bond Portfolio	NII	$0.1055
	STCG	$0.3382
	LTCG	$0.1925

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

ROC — Return of capital

VY® BrandywineGLOBAL — Bond Portfolio designates $5,177,646 of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C).

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of each Trust are managed under the direction of the Board. A Trustee, who is not an interested person of a Trust, as defined in the 1940 Act, is an independent trustee (“Independent Trustee”). The Trustees and Officers of each Trust are listed below. The Statement of Additional Information includes additional information about trustees of the Trust and is available, without charge, upon request at (800) 992-0180 for Voya Variable Insurance Trust (“VVIT”) and (800) 366-0066 for Voya Investors Trust (“VIT”).

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years	Number of funds in Fund Complex Overseen by Trustee(2)	Other Board Positions Held by Trustee

Independent Trustees:

Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Chairperson Trustee	January 2020–Present November 2007–Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009–Present).	132	RSR Partners, Inc, (2016–Present).

John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	January 2005–Present	Retired. Formerly, President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008–December 2019).	132	None.

Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 74	Trustee	January 2006–Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000–Present).	132	The Royce Funds (22 funds) (December 2009–Present). AMICA Mutual Insurance Company (1992–Present).

Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 72	Trustee	August 2015–Present	Retired.	132	None.

Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 65	Trustee	May 2013–Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999–Present).	132	None.

Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Trustee	January 2006–Present	Consultant (May 2001–Present).	132	Centerra Gold Inc. (May 2008–Present).

Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Trustee	October 2015–Present	Retired.	132	None.

(1)	Trustees serve until their successors are duly elected and qualified. The tenure of each Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Trustee shall retire from and cease to be a member of the Board of Trustees at the close of business on December 31 of the calendar year in which the Independent Trustee attains the age of 75. A majority vote of the Board’s other Independent Trustees may extend the retirement date of an Independent Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Trust under applicable law, whether for the purposes of appointing a successor to the Independent Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Trustees).

(2)	For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2023.

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Andy Simonoff 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 50	President and Chief Executive Officer	January 2023–Present
Director, President and Chief Executive Officer, Voya Funds Services, LLC, Voya Capital, LLC and Voya Investments, LLC (January 1, 2023– Present); Managing Director, Chief Strategy and Transformation Officer, Voya Investment Management (January 2020–Present). Formerly, Managing Director, Head of Business Management, Voya Investment Management (March 2019–January 2020); Managing Director, Head of Business Management, Fixed Income, Voya Investment Management (November 2015–March 2019).

Jonathan Nash 230 Park Avenue New York, New York 10169 Age: 55	Executive Vice President and Chief Investment Risk Officer	March 2020–Present
Executive Vice President and Chief Investment Risk Officer, Voya Investments, LLC (March 2020–Present); Senior Vice President, Investment Risk Management, Voya Investment Management (March 2017–Present). Formerly, Vice President, Voya Investments, LLC (September 2018–March 2020); Consultant, DA Capital LLC (January 2016–March 2017).

James M. Fink 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 64	Executive Vice President	March 2018–Present
Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Managing Director, Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services, LLC (March 2018–Present); Chief Administrative Officer, Voya Investment Management (September 2017–Present). Formerly, Managing Director, Operations, Voya Investment Management (March 1999–September 2017).

Steven Hartstein 230 Park Avenue New York, NY 10169 Age: 59	Chief Compliance Officer	December 2022–Present
Senior Vice President, Voya Investment Management (December 2022–Present). Formerly, Brighthouse Financial, Inc. — Head of Funds Compliance; Chief Compliance Officer — Brighthouse Funds and Brighthouse Investment Advisers, LLC (March 2017- December 2022).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present
Director and Senior Vice President, Voya Capital, LLC, and Voya Funds Services, LLC (September 2022–Present); Director, Voya Investments, LLC (September 2022–Present); Senior Vice President, Voya Investments, LLC (April 2005–Present). Formerly, President, Voya Funds Services, LLC (March 2018–September 2022).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Senior Vice President	November 2003–Present	Senior Vice President, Voya Investments, LLC (September 2003–Present).

Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 63	Senior Vice President	June 2022–Present
Senior Vice President, Voya Investments, LLC (February 2022–Present); Senior Vice President, Head of Active Ownership, Voya Investment Management (September 2021–Present). Formerly, Vice President, Voya Investments, LLC (October 2015–February 2022); Vice President, Head of Proxy Voting, Voya Investment Management (October 2015–August 2021).

Andrew K. Schlueter 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	June 2022–Present
Senior Vice President, Head of Mutual Fund Operations, Voya Investment Management (March 2022–Present); Vice President, Voya Investments Distributor, LLC (April 2018–Present); Vice President, Voya Investments, LLC and Voya Funds Services, LLC (March 2018-Present); Formerly, Vice President, Head of Mutual Fund Operations, Voya Investment Management (February 2018–February 2022); Vice President, Voya Investment Management (March 2014–February 2018).

TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) — During the Past 5 Years

Robert Terris 5780 Powers Ferry Road NW Atlanta, Georgia 30327 Age: 52	Senior Vice President	May 2006–Present
Senior Vice President, Voya Investments Distributor, LLC (April 2018–Present); Senior Vice President, Head of Investment Services, Voya Investments, LLC (April 2018–Present); Senior Vice President, Head of Investment Services, Voya Funds Services, LLC (March– 2006 Present). Formerly, Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015–April 2018).

Joanne F. Osberg 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President Secretary	June 2022–Present September 2020–Present
Vice President and Senior Counsel, Voya Investment Management — Mutual Fund Legal Department (September 2020–Present). Formerly, Vice President and Counsel, Voya Investment Management — Mutual Fund Legal Department (January 2013–September 2020).

Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President Principal Accounting Officer and Treasurer	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present); Vice President, Voya Funds Services, LLC (July 2012–Present).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Vice President	VIT: November 1999–Present VVIT: October 2000–Present	Vice President, Voya Investments, LLC (August 1997–Present); Vice President, Voya Funds Services, LLC (November 1995–Present).

Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Vice President	September 2012–Present	Vice President, Voya Investments, LLC (October 2015–Present); Vice President, Voya Funds Services, LLC (July 2007–Present).

Erica McKenna 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:50	Vice President	June 2022–Present
Vice President, Head of Mutual Fund Compliance, and Chief Compliance Officer, Voya Investments, LLC (May 2022–Present). Formerly, Vice President, Fund Compliance Manager, Voya Investments, LLC (March 2021–May 2022); Assistant Vice President, Fund Compliance Manager, Voya Investments, LLC (December 2016–March 2021).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	May 2013–Present	Vice President–Director of Tax, Voya Investments, LLC (October 2015–Present).

Nicholas C.D. Ward 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 29	Assistant Vice President and Assistant Secretary	June 2022–Present	Counsel, Voya Investment Management — Mutual Fund Legal Department (November 2021–Present). Formerly, Associate, Dechert LLP (October 2018–November 2021).

Gizachew Wubishet 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Assistant Vice President and Assistant Secretary	June 2022–Present	Assistant Vice President and Counsel, Voya Investment Management — Mutual Fund Legal Department (May 2019–Present). Formerly, Attorney, Ropes & Gray LLP (October 2011– April 2019).

Monia Piacenti One Orange Way Windsor, Connecticut 06095 Age: 46	Anti-Money Laundering Officer	June 2018–Present
Compliance Consultant, Voya Financial, Inc. (January 2019–Present); Anti-Money Laundering Officer, Voya Investments Distributor, LLC, Voya Investment Management and Voya Investment Management Trust Co. (June 2018–Present); Formerly, Senior Compliance Officer, Voya Investment Management (December 2009–December 2018).

(1)	The Officers hold office until the next annual meeting of the Board of Trustees and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACT AND SUB-ADVISORY CONTRACT

At a meeting held on November 17, 2022, the Boards of Trustees (“Board”) of Voya Investors Trust (“VIT”) and Voya Variable Insurance Trust (“VVIT,” and together with VIT, the “Trusts”), including a majority of the Board members who have no direct or indirect interest in the investment management, sub-advisory and sub-sub-advisory contracts, and who are not “interested persons” of VY® BlackRock Inflation Protected Bond Portfolio (“BlackRock Portfolio”), a series of VIT, and VY® BrandywineGLOBAL — Bond Portfolio, a series of VVIT (together, the “Portfolios”), as such term is defined under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and the Trusts, on behalf of the Portfolios; the sub-advisory contracts (the “Sub-Advisory Contracts”) with BlackRock Financial Management, Inc. and Brandywine Global Investment Management, LLC, the respective sub-advisers to each Portfolio (the “Sub-Advisers”); and the sub-sub-advisory contract (the “Sub-Sub-Advisory Contract,” and together with the Management Contracts and Sub-Advisory Contracts, the “Contracts”) with BlackRock International Limited, the sub-sub-adviser to BlackRock Portfolio (the “Sub-Sub-Adviser”), for an additional one-year period ending November 30, 2023.

In addition to the Board meeting on November 17, 2022, the Independent Trustees also held meetings outside the presence of representatives of the Manager, Sub-Advisers, or Sub-Sub-Adviser (collectively, such persons are referred to herein as “management”) on October 12-13, 2022, and November 15, 2022. At those meetings, the Board members reviewed and considered materials related to the proposed continuance of the Contracts that they had requested and believed to be relevant to the renewal of the Contracts in light of their own business judgment and the legal advice furnished to them by K&L Gates LLP, their independent legal counsel. The Board also considered information furnished to it throughout the year at meetings of the Board and its committees, including information regarding performance, expenses, and other relevant matters. While the Board considered the renewal of the management contracts, sub-advisory contracts and sub-sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management, sub-advisory, and sub-sub-advisory relationships separately.

The Board has established a Contracts Committee and two Investment Review Committees (the “IRCs”), each of which includes only Independent Trustees as members. The Contracts Committee meets several times throughout the year to provide oversight with respect to the management, sub-advisory, and sub-sub-advisory contracts approval and renewal process for the Voya funds, among other functions, and each IRC meets several times throughout the year with respect to each Voya fund (assigned to that IRC) to provide oversight regarding the investment performance of the sub-advisers and sub-sub-advisers, as well as the Manager’s role in monitoring the sub-advisers and sub-sub-advisers.

The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”), which sets out a framework pursuant to which the Independent Trustees request, and management provides, certain information that the Independent Trustees deem to be important or potentially relevant to the contracts renewal process for the Voya funds. The Independent Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group; and (2) updates to the Methodology Guide with respect to the content and format of various data prepared in connection with the renewal process, including, but not limited to, investment performance, fee structure, and expense information. In addition, the Independent Trustees periodically have retained an independent firm to test and verify the accuracy of certain information presented to the Board for a representative sample of the Voya funds.

The Manager, the Sub-Advisers, or the Sub-Sub-Adviser may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation based on the information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. Additionally, the Board considered the impact of significant periods of market volatility that occurred during and after the period for which information was requested in conducting its evaluation of the Manager, Sub-Advisers, and the Sub-Sub-Adviser.

Provided below is an overview of certain material factors that the Board considered at its meetings regarding the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

renewal of the Contracts and the compensation to be paid thereunder. The Board members did not identify any particular information or factor that was most relevant to its consideration.

Nature, Extent and Quality of Services

The Manager oversees, subject to the authority of the Board, and is responsible for the provision of, all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers and their sub-sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

The Board considered the “manager-of-managers” structure of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, sub-advisers and their sub-sub-advisers, if any, to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the Sub-Advisers’ and Sub-Sub-Adviser’s investment programs, performance, developments, ongoing operations, and compliance with applicable regulations and investment policies and restrictions with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing due diligence and oversight with respect to the sub-advisers and sub-sub-advisers and to recommend appropriate changes in investment strategies, sub-advisers, sub-sub-advisers, or allocation among sub-advisers in an effort to improve a Voya fund’s performance. In connection with the Manager’s performance of these duties, the Board considered that the Manager has developed an oversight process formulated by its Manager Research & Selection Group that reviews, among other matters, performance data, each Sub-Adviser’s and the Sub-Sub-Adviser’s management team, portfolio data and attribution analysis related to each Sub-Adviser and the Sub-Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site or virtual visits, and telephonic meetings with each Sub-Adviser and the Sub-Sub-Adviser.

Further, the Board considered periodic compliance reports it receives from the Trusts’ Chief Compliance Officer evaluating, among other related matters, whether the regulatory compliance systems and procedures of the Manager, Sub-Advisers, and Sub-Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are complied with on a consistent basis.

The Board considered the portfolio management team assigned by the Sub-Advisers and the Sub-Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager, Sub-Advisers, and Sub-Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.

Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager, each Sub-Adviser, and the Sub-Sub-Adviser under the Contracts were appropriate.

Portfolio Performance

In assessing the investment management, sub-advisory, and sub-sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category and primary benchmark, a broad-based securities market index identified in the Portfolio’s prospectus. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, from the Trusts’ Chief Investment Risk Officer.

Economies of Scale

When evaluating the reasonableness of the management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager, Sub-Advisers, and Sub-Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are shared with the Portfolio. In this regard, the Board noted any breakpoints in the management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, in addition to the management fee breakpoints, the Portfolios have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager, Sub-Advisers, or Sub-Sub-Adviser could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Board also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory or sub-sub-advisory fees, the Board considered that breakpoints, if any, would inure to the benefit of the Manager or relevant Sub-Adviser, respectively.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Information Regarding Services, Performance, and Fee Schedules Offered to Other Clients

The Board considered comparative information regarding the nature of services, performance, and fee schedules offered by the Manager, Sub-Advisers, and Sub-Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of such other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager, Sub-Advisers, or Sub-Sub-Adviser, as applicable, for these differences. For the non-Voya-affiliated Sub-Advisers and Sub-Sub-Adviser, the Board viewed the information related to any material differences in the fee schedules as not being a key factor in its deliberations because of the arm’s-length nature of negotiations between the Manager and non-Voya-affiliated Sub-Advisers and the Sub-Sub-Adviser with respect to sub-advisory and sub-sub-advisory fee schedules, that the Manager is responsible for paying the fees of the Sub-Advisers and that the applicable Sub-Adviser is responsible for paying the fees of the Sub-Sub-Adviser.

Fee Schedules, Profitability, and Fall-out Benefits

The Board reviewed and considered the contractual management fee schedule and net management fee rate payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the compensation payable by the Manager to each Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual and net management fee rates that are paid to each Sub-Adviser, as compared to the compensation paid to the Manager, and the contractual sub-sub-advisory fee schedule payable to the Sub-Sub-Adviser by the relevant Sub-Adviser. In this regard, the Board considered that the Sub-Sub-Adviser is compensated by its relevant Sub-Adviser and not the Manager. In addition, the Board considered any fee waivers, expense limitations, and recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to each Sub-Adviser and the Sub-Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.

For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager related to its services to the Portfolio. In analyzing the profitability of the Manager and its affiliates in connection with services they render to a Portfolio, the

Board took into account the sub-advisory fee rate payable by the Manager to each Sub-Adviser. The Board also considered the profitability of the Manager attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and any revenue sharing payments made by the Manager. The Board did not request profitability data from the Sub-Advisers and the Sub-Sub-Adviser, which are not affiliated with the Manager because the Board did not view this data as a key factor to its deliberations given the arm’s-length nature of the relationship between the Manager and these non-Voya-affiliated Sub-Advisers and Sub-Sub-Adviser with respect to the negotiation of sub-advisory and sub-sub-advisory fee schedules. In addition, the Board noted that non-Voya-affiliated sub-advisers or sub-sub-advisers may not account for their profits on an account-by-account basis and those that do often employ different methodologies in connection with these calculations.

Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager, as well as other industry participants with whom the profits of the Manager could be compared. In addition, the Board recognized that management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability. The Board also recognized that the information presented may not portray all of the costs borne by the Manager or reflect all of the risks associated with offering and managing a mutual fund complex in the current regulatory and market environment, including entrepreneurial, regulatory, legal and operational risks.

The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also considered information regarding the potential fall-out benefits to the Manager, Sub-Advisers, and Sub-Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s profitability with respect to its services to the Portfolios and the Manager’s, Sub-Advisers’ and Sub-Sub-Adviser’s potential fall-out benefits were not unreasonable.

Portfolio-by-Portfolio Analysis

Set forth below are certain of the specific factors that the Board considered at its October 12-13, 2022, November 15, 2022, and/or November 17, 2022 meetings

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

in relation to approving each Portfolio’s Contracts and the conclusions reached by the Board. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category, as well as its primary benchmark. The performance data provided to the Board primarily was for various periods ended March 31, 2022. In addition, the Board also considered at its October 12-13, 2022, November 15, 2022, and/or November 17, 2022 meetings certain additional data regarding each Portfolio’s more recent performance, asset levels and asset flows. Each Portfolio’s management fee rate and expense ratio were compared to the management fee rates and expense ratios of the funds in its Selected Peer Group. With respect to the quintile rankings noted below, the first quintile represents the range of funds with the highest performance or the lowest management fee rate or expense ratio, as applicable, and the fifth quintile represents the range of funds with the lowest performance or the highest management fee rate or expense ratio, as applicable.

VY® BlackRock Inflation Protected Bond Portfolio

In considering whether to approve the renewal of the Contracts for BlackRock Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the third quintile of its Morningstar category for the three-year, five-year and ten-year periods, the fourth quintile for the one-year period, and the fifth quintile for the year-to-date period; and (2) the Portfolio underperformed its primary benchmark for all periods presented. In analyzing this performance data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the third quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the fourth quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the third quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio.

VY® BrandywineGLOBAL — Bond Portfolio

In considering whether to approve the renewal of the Contracts for VY® BrandywineGLOBAL — Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2022: (1) the Portfolio is ranked in the first quintile of its Morningstar category for the year-to-date, one-year, three-year and five-year periods; and (2) the Portfolio outperformed its primary benchmark for all periods presented.

In considering the fees payable under the Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the net management fee rate for the Portfolio is ranked in the fourth quintile of net management fee rates of the funds in its Selected Peer Group; (b) the contractual management fee rate for the Portfolio is ranked in the second quintile of contractual management fee rates of the funds in its Selected Peer Group; and (c) the net expense ratio for the Portfolio is ranked in the first quintile of net expense ratios of the funds in its Selected Peer Group. In analyzing this fee data, the Board took into account management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio.

Board Conclusions

After its deliberation, the Board concluded that, in its business judgment, the terms of the Contracts are fair and reasonable to each Portfolio and that approval of the continuation of the Contracts is in the best interests of each Portfolio and its shareholders. In doing so, the Board reviewed all factors it considered to be material, including those discussed above. Within the context of its overall conclusions regarding the Contracts, and based on the information provided and management’s related representations, the Board concluded that it was satisfied with management’s responses relating to each Portfolio’s investment performance and the fees payable under the Contracts. During this renewal process, each Board member may have accorded different weight to various factors in reaching his or her conclusions. Based on these conclusions and other factors, the Board voted to renew the Contracts for each Portfolio for the year ending November 30, 2023.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286

Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

RETIREMENT | INVESTMENTS | INSURANCE voyainvestments.com
VPAR-VIT3AIS (1222-022323)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 13(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Colleen D. Baldwin, Martin J. Gavin, and Joseph E. Obermeyer are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, and Mr. Obermeyer are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Below are the amount of fees that Ernst & Young LLP (“EY”), the Registrant’s current Independent Registered Public Accounting Firm, billed and paid to the Fund during the Fund’s fiscal year ended December 31, 2022 and December 31, 2021.

(a)	Audit Fees: The aggregate fees billed and paid for each of the last two fiscal years for professional services rendered by EY, the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $28,499 for the year ended December 31, 2022 and $29,517 for the year ended December 31, 2021.

(b)	Audit-Related Fees: The aggregate fees billed and paid in each of the last two fiscal years for assurance and related services by EY that are reasonably related to the performance of the audit of each respective registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the year ended December 31, 2022 and $0 for the year ended December 31, 2021.

(c)	Tax Fees: The aggregate fees billed and paid in each of the last two fiscal years for professional services rendered by EY for tax compliance, tax advice, and tax planning were $5,300 for the year ended December 31, 2022 and $5,300 for the year ended December 31, 2021. Such services included review of excise distribution calculations (if applicable), preparation of the Registrants’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed and paid in each of the last two fiscal years for products and services provided by EY, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended December 31, 2022 and $0 for the year ended December 31, 2021.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

Appendix A

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

1

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-CEN or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Last Approved: November 18, 2021

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period
Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit
Audit of summary portfolio of investments	√	Not to exceed $750 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger
Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter
Training courses		√	Not to exceed $5,000 per course

Appendix C
Pre-Approved Tax Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]
Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued Pre-Approved Tax Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fund Affiliates	Fee Range
Tax and technology training sessions		√	Not to exceed $5,000 per course during the Pre-Approval Period
Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period
Ernst & Young LLP Passive Foreign Investment Company (“PFIC”) Analyzer		√	Not to exceed $95,000 during the Pre-Approval Period
Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, year-end reporting for 1099’s, tax compliance services in foreign jurisdictions and similar routine tax consultations as requested.	√		Not to exceed $300,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2022 through December 31, 2022

Service
	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period
Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services

Dated:          January 1, 2022 to December 31, 2022

●	Bookkeeping or other services related to the accounting records or financial statements of the Funds

●	Financial information systems design and implementation

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

●	Actuarial services

●	Internal audit outsourcing services

●	Management functions

●	Human resources

●	Broker-dealer, investment adviser, or investment banking services

●	Legal services

●	Expert services unrelated to the audit

●	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INVESTORS TRUST

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA CREDIT INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of EY if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed and paid to the Registrant by the independent registered public accounting firm for the Registrant’s fiscal years ended December 31, 2022 and December 31, 2021; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2022	2021
Voya Variable Insurance Trust	$5,300	$5,300
Voya Investments, LLC (1)	$12,831,317	$13,583,983

(1) The Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining EY’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Variable Insurance Trust

By	/s/ Andy Simonoff
Andy Simonoff
Chief Executive Officer

Date: March 8, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Andy Simonoff
Andy Simonoff
Chief Executive Officer

Date: March 8, 2023

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 8, 2023